VANGUARD
BOND INDEX
FUNDS


VANGUARD TOTAL BOND MARKET INDEX FUND
VANGUARD SHORT-TERM BOND INDEX FUND
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
VANGUARD LONG-TERM BOND INDEX FUND


[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                  FUND PROFILES
                                        6

                              PERFORMANCE SUMMARIES
                                       11

                              FINANCIAL STATEMENTS
                                       14

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 52.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
JOHN J. BRENNAN               JOHN C. BOGLE
CHAIRMAN & CEO                SENIOR CHAIRMAN


Interest rates moved higher and bond prices fell during the first six months of 1999. These price declines more than offset interest income for three of the four Vanguard Bond Index Funds, resulting in negative returns for the half-year.

     The Total Bond Market Index Fund posted a -1.4% decline, a result that was in line with its index benchmark and slightly ahead of the return of its average peer. Our Intermediate-Term and Long-Term Bond Index Funds also had negative returns, while our Short-Term Bond Index Fund managed a modest gain.

-------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                        SIX MONTHS ENDED
                                                          JUNE 30, 1999
-------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                                 -1.4%
Average Intermediate-Term
  U.S. Government Fund                                       -1.8
Lehman Aggregate Bond Index                                  -1.4

-------------------------------------------------------------------------

SHORT-TERM BOND INDEX FUND                                   +0.6%
Average Short-Term U.S.
  Government Fund                                            +0.2
Lehman 1-5 Year Government/
  Corporate Index                                            +0.6

-------------------------------------------------------------------------

INTERMEDIATE-TERM BOND INDEX FUND                            -2.9%
Average Intermediate-Term
  U.S. Government Fund                                       -1.8
Lehman 5-10 Year Government/
  Corporate Index                                            -2.9

-------------------------------------------------------------------------

LONG-TERM BOND INDEX FUND                                    -6.1%
Average General U.S.
  Government Fund                                            -2.7
Lehman Long Government/
  Corporate Index                                            -6.0

-------------------------------------------------------------------------


INSTITUTIONAL SHARES

-------------------------------------------------------------------------

Total Bond Market Index Fund                                 -1.4%

-------------------------------------------------------------------------

     The table at right presents the six-month total return (capital change plus reinvested dividends) for each fund along with those of its comparative standards. Detailed per-share figures for each fund, including net asset values, yields, income dividends, and capital gains, are presented in the table that follows this letter. The annualized yields of our funds as of June 30 ranged from 5.95% for our Short-Term Bond Index Fund to 6.66% for our Long-Term Bond Index Fund.

     It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while price changes occur immediately in response to changes in interest rates. For this reason, we think it's also useful to take into consideration a fund's interest income for a full year. The table on page 2 presents each bond index fund's return for the past twelve months, divided into its income and capital components.

THE PERIOD IN REVIEW

The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.

     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the surprising strength of the U.S. economy and an improved outlook for global economic growth pushed up interest rates along with the prices of oil and many industrial commodities. In the stock market, these factors contributed to a notable revival in cyclical stocks--those of commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs.

     For bondholders, a surging economy has a dark side: the possibility that accelerating growth will push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose throughout the rest of the half-year. By June 30, yields on U.S. Treasury notes and bonds were higher by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was less pronounced for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31, 1998, to 4.78% on June 30.

     The Lehman Brothers Aggregate Bond Index, which has an intermediate-term average maturity and is a benchmark for the taxable bond market, returned -1.4%, as a -4.4% price decline more than offset +3.0% in interest income. The price declines were larger for longer-term bonds, whose prices are more sensitive to interest rate fluctuations.

PERFORMANCE OVERVIEW

All of our bond index funds saw the market value of their holdings fall during the six months, although the decline was muted for our Short-Term fund.

     While fluctuations in bond prices can noticeably detract from or enhance returns in the short run, over long periods it is interest income that accounts for the vast majority of a bond fund's total return. Even a period as short as one year provides a somewhat better perspective on bond returns. The adjacent table shows that the price declines associated with rising interest rates over the past twelve months were more than offset by the income generated for the three shorter-term funds and very nearly offset in the Long-Term fund.

------------------------------------------------------------------------
                                             COMPONENTS OF TOTAL RETURN
                                                 TWELVE MONTHS ENDED
                                                    JUNE 30, 1999
------------------------------------------------------------------------
                                               INCOME   CAPITAL   TOTAL
BOND INDEX FUND                                RETURN   RETURN   RETURN
------------------------------------------------------------------------
Total Bond Market                               +6.0%   -3.0%    +3.0%
Short-Term Bond                                 +5.5    -0.6     +4.9
Intermediate-Term Bond                          +6.2    -3.5     +2.7
Long-Term Bond                                  +5.8    -6.5     -0.7
------------------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------------------
Total Bond Market                               +6.1%   -3.0%    +3.1%
------------------------------------------------------------------------

       For long-term investors who hold bond funds for their interest income, the rise in interest rates is certainly not bad news. Higher yields result in more attractive reinvestment rates, enhancing returns markedly over the years. The current annualized SEC yields for our four funds were noticeably higher on June 30 than on last December 31, when the semiannual period began. For our Total Bond Market fund, the current yield of 6.44% is 81 basis points higher than six months ago, while the current yields for our Short-Term, Intermediate-Term, and Long-Term funds are higher by 94 basis points, 121 basis points, and 101 basis points, respectively.

     As noted, our Total Bond Market fund outperformed its average mutual fund peer, as did our Short-Term fund. The returns of the Intermediate-Term and Long-Term funds trailed the average returns for funds in their peer groups. Our Long-Term Bond Index Fund maintains a longer average maturity than the average competitor tracked by

Lipper Inc. The comparisons between our funds and their peer groups for the half-year and previous years are presented in the Performance Summaries on pages 11-13.

     It is worth noting that the skilled managers in Vanguard Fixed Income Group have precisely matched the respective indexes for three of our four funds--a significant feat given that indexes are not encumbered by the expenses or transaction costs that any mutual fund must bear. Only the Long-Term Bond Index Fund fell short of its index, and that by a slim 0.1 percentage point.

IN SUMMARY

Bonds have been overshadowed in recent years by the amazing runup in stock prices. But we believe it is a mistake to overlook the merits of bond funds, which include high current income in relation to stocks and the diversification they add to a stock-oriented portfolio. Indeed, the relatively low correlation between these two asset classes is precisely why it is important to hold a diversified mix of assets--including stock funds, bond funds, and money market funds--in proportions suited to your time horizon, investment goals, and risk tolerance. Such a balanced portfolio is a time-tested means to gain exposure to the rewards of investing while moderating the risks. Once you've developed such a plan for yourself, we suggest that you "stay the course" toward your financial goals.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer

July 21, 1999


PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                                       JUNE 30,1999           SEC
                                          NET ASSET VALUE PER SHARE            --------------------------    CURRENT
                                    -------------------------------------       INCOME            CAPITAL  ANNUALIZED
BOND INDEX FUND                     DECEMBER 31, 1998       JUNE 30, 1999      DIVIDENDS           GAINS      YIELD
----------------------------------------------------------------------------------------------------------------------
Total Bond Market                       $10.27               $  9.81            $0.304             $0.015     6.44%
Short-Term Bond                          10.10                  9.86             0.263              0.034     5.95
Intermediate-Term Bond                   10.48                  9.83             0.317              0.034     6.52
Long-Term Bond                           11.32                 10.29             0.328              0.019     6.66
----------------------------------------------------------------------------------------------------------------------


INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------
Total Bond Market                       $10.27               $  9.81            $0.308             $0.015     6.54%
----------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

--------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                               PERIODS ENDED JUNE 30, 1999
                                          --------------------------------------
                                          6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            12.4%         22.8%       27.9%
   Russell 2000 Index                        9.3           1.5        15.4
   Wilshire 5000 Index                      11.8          19.5        25.7
   MSCI EAFE Index                           4.1           7.9         8.5
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index              -1.4%          3.2%        7.8%
   Lehman 10 Year Municipal Bond Index      -1.7           2.3         6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index               2.2           4.7         5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.4%          2.0%        2.3%
--------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

FUND PROFILE
TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 7.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                TOTAL BOND          LEHMAN
                              MARKET INDEX          INDEX*
----------------------------------------------------------
Number of Issues                       738           7,520
Yield                                 6.4%            6.7%
Yield--Institutional Shares           6.5%            6.7%
Yield to Maturity                     6.5%            6.6%
Average Coupon                        7.3%            6.8%
Average Maturity                 9.1 years       9.0 years
Average Quality                        Aa1             Aaa
Average Duration                 4.9 years       4.9 years
Expense Ratio                      0.20%**              --
Expense Ratio--
  Institutional Shares             0.10%**              --
Cash Reserves                         1.1%              --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
AVERAGE MATURITY          MEDIUM
CREDIT QUALITY            TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------------
                                TOTAL BOND          LEHMAN
                              MARKET INDEX          INDEX*
----------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  0.99            1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
Treasury/Agency                                   27.1%
Aaa                                               42.1
Aa                                                 6.4
A                                                 13.0
Baa                                               11.4
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------------
Under 1 Year                                       2.2%
1-5 Years                                         29.6
5-10 Years                                        48.0
10-20 Years                                        5.0
20-30 Years                                       14.3
Over 30 Years                                      0.9
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------------
Asset-Backed                                       7.0%
Finance                                           14.5
Foreign                                            4.6
Industrial                                         8.8
Mortgage                                          34.2
Treasury/Agency                                   27.1
Utilities                                          3.8
--------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.


FINANCIAL ATTRIBUTES
-------------------------------------------
                     SHORT-TERM      LEHMAN
                     BOND INDEX      INDEX*
-------------------------------------------
Number of Issues            235       7,520
Yield                      6.0%        6.7%
Yield to Maturity          6.1%        6.6%
Average Coupon             7.4%        6.8%
Average Maturity      2.8 years   9.0 years
Average Quality             Aa1         Aaa
Average Duration      2.4 years   4.9 years
Expense Ratio           0.20%**          --
Cash Reserves              1.5%          --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
-------------------------------------------
AVERAGE MATURITY      SHORT
CREDIT QUALITY        TREASURY/AGENCY

VOLATILITY MEASURES
-------------------------------------------
                     SHORT-TERM      LEHMAN
                     BOND INDEX      INDEX*
-------------------------------------------
R-Squared                  0.89        1.00
Beta                       0.52        1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                     60.7%
Aaa                                  6.8
Aa                                   7.9
A                                   14.3
Baa                                 10.3
Ba                                   0.0
B                                    0.0
Not Rated                            0.0
-----------------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         2.0%
1-3 Years                           56.5
3-5 Years                           40.7
Over 5 Years                         0.8
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------
Asset-Backed                         6.1%
Finance                             14.8
Foreign                              4.3
Industrial                           9.0
Mortgage                             0.0
Treasury/Agency                     60.7
Utilities                            5.1
-----------------------------------------
Total                              100.0%

FUND PROFILE
INTERMEDIATE-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.


FINANCIAL ATTRIBUTES
--------------------------------------------
              INTERMEDIATE-TERM      LEHMAN
                     BOND INDEX      INDEX*
--------------------------------------------
Number of Issues            186       7,520
Yield                      6.5%        6.7%
Yield to Maturity          6.6%        6.6%
Average Coupon             7.3%        6.8%
Average Maturity      7.6 years   9.0 years
Average Quality             Aa1         Aaa
Average Duration      5.6 years   4.9 years
Expense Ratio           0.20%**          --
Cash Reserves              1.9%          --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------
AVERAGE MATURITY        MEDIUM
CREDIT QUALITY          TREASURY/AGENCY

VOLATILITY MEASURES
--------------------------------------------
              INTERMEDIATE-TERM      LEHMAN
                     BOND INDEX      INDEX*
--------------------------------------------
R-Squared                  0.98        1.00
Beta                       1.31        1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                     60.5%
Aaa                                  2.8
Aa                                   5.4
A                                   15.6
Baa                                 15.7
Ba                                   0.0
B                                    0.0
Not Rated                            0.0
-----------------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------
Under 1 Year                         0.1%
1-5 Years                            0.7
5-10 Years                          96.5
10 -20 Years                         2.4
20-30 Years                          0.2
Over 30 Years                        0.1
--------------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------
Asset-Backed                         1.8%
Finance                             11.1
Foreign                              7.3
Industrial                          13.6
Mortgage                             0.0
Treasury/Agency                     60.5
Utilities                            5.7
--------------------------------------------
Total                              100.0%

FUND PROFILE
LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.


FINANCIAL ATTRIBUTES
-------------------------------------------
                      LONG-TERM      LEHMAN
                     BOND INDEX      INDEX*
-------------------------------------------
Number of Issues            171       7,520
Yield                      6.7%        6.7%
Yield to Maturity          6.7%        6.6%
Average Coupon             8.0%        6.8%
Average Maturity     21.8 years   9.0 years
Average Quality             Aa1         Aaa
Average Duration     10.0 years   4.9 years
Expense Ratio           0.20%**          --
Cash Reserves              1.7%          --

 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------
AVERAGE MATURITY        LONG
CREDIT QUALITY          TREASURY/AGENCY

VOLATILITY MEASURES
-------------------------------------------
                      LONG-TERM      LEHMAN
                     BOND INDEX      INDEX*
-------------------------------------------
R-Squared                  0.95        1.00
Beta                       2.07        1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                     65.3%
Aaa                                  1.3
Aa                                   3.7
A                                   16.5
Baa                                 13.2
Ba                                   0.0
B                                    0.0
Not Rated                            0.0
-----------------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         0.7%
1-5 Years                            1.4
5-10 Years                           8.3
10 -20 Years                        15.2
20-30 Years                         69.6
Over 30 Years                        4.8
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
-----------------------------------------
Asset-Backed                         0.1%
Finance                              6.2
Foreign                              5.2
Industrial                          17.3
Mortgage                             0.0
Treasury/Agency                     65.3
Utilities                            5.9
-----------------------------------------
Total                              100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL BOND MARKET INDEX FUND
TOTAL INVESTMENT RETURNS: DECEMBER 11, 1986-JUNE 30, 1999
--------------------------------------------------------------------
                 TOTAL BOND MARKET INDEX FUND            LEHMAN*
FISCAL        CAPITAL       INCOME         TOTAL          TOTAL
YEAR          RETURN        RETURN        RETURN         RETURN
--------------------------------------------------------------------
1986          -0.6%          0.4%          -0.2%         -0.2%
1987          -7.4           8.5            1.1           2.8
1988          -1.6           9.0            7.4           7.9
1989           4.3           9.3           13.6          14.5
1990          -0.3           8.9            8.6           9.0
1991           6.4           8.8           15.2          16.0
1992          -0.2           7.3            7.1           7.4
1993           3.0           6.7            9.7           9.8
1994          -8.8           6.1           -2.7          -2.9
1995          10.6           7.6           18.2          18.5
1996          -3.0           6.6            3.6           3.6
1997           2.5           6.9            9.4           9.7
1998           2.2           6.4            8.6           8.7
1999**        -4.3           2.9           -1.4          -1.4
--------------------------------------------------------------------

 *Lehman Aggregate Bond Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.


TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: SEPTEMBER 18, 1995-JUNE 30, 1999
---------------------------------------------------------------------
                   TOTAL BOND MARKET INDEX FUND
                       INSTITUTIONAL SHARES                 LEHMAN*
FISCAL         CAPITAL       INCOME          TOTAL           TOTAL
YEAR           RETURN        RETURN         RETURN          RETURN
---------------------------------------------------------------------
1995             2.7%         1.8%           4.5%             4.4%
1996            -3.0          6.7            3.7              3.6
1997             2.5          7.1            9.6              9.7
1998             2.2          6.5            8.7              8.7
1999**          -4.3          2.9           -1.4             -1.4
---------------------------------------------------------------------

 *Lehman Aggregate Bond Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 47 for dividend and capital gains information since the fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                    INCEPTION                                  ------------------------------------------
                                      DATE       1 YEAR         5 YEARS        CAPITAL         INCOME          TOTAL
-------------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*      12/11/1986     2.99%          7.71%          0.72%           7.24%          7.96%
Total Bond Market Index Fund
   Institutional Shares             9/18/1995     3.09             --          -0.02**          6.61**         6.59**
-------------------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.


SHORT-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 1999
---------------------------------------------------------------------
                  SHORT-TERM BOND INDEX FUND             LEHMAN*
FISCAL        CAPITAL       INCOME         TOTAL           TOTAL
YEAR          RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1994          -5.0%          4.6%          -0.4%          -0.2%
1995           6.0           6.9           12.9           12.9
1996          -1.5           6.0            4.5            4.7
1997           0.8           6.2            7.0            7.1
1998           1.7           5.9            7.6            7.6
1999**        -2.0           2.6            0.6            0.6
---------------------------------------------------------------------

 *Lehman 1-5 Year Government/Corporate Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

INTERMEDIATE-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 1999
---------------------------------------------------------------------
               INTERMEDIATE-TERM BOND INDEX FUND          LEHMAN*
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
---------------------------------------------------------------------
1994          -8.2%           5.3%         -2.9%           -2.9%
1995          13.3            7.8          21.1            21.4
1996          -3.9            6.5           2.6             2.7
1997           2.4            7.0           9.4             9.4
1998           3.5            6.6          10.1            10.1
1999**        -5.9            3.0          -2.9            -2.9
---------------------------------------------------------------------

*Lehman 5-10 Year Government/Corporate Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                      INCEPTION                                    -------------------------------------
                                        DATE       1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*           3/1/1994     4.90%           6.58%           -0.07%          6.04%          5.97%
Intermediate-Term Bond Index Fund*    3/1/1994     2.72            7.86            -0.07           6.73           6.66
------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

LONG-TERM BOND INDEX FUND
TOTAL INVESTMENT RETURNS: MARCH 1, 1994-JUNE 30, 1999
---------------------------------------------------------------------
                      LONG-TERM BOND INDEX FUND           LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL         TOTAL
YEAR             RETURN        RETURN        RETURN        RETURN
---------------------------------------------------------------------
1994             -10.4%          5.9%         -4.5%        -4.6%
1995              21.0           8.7          29.7         30.0
1996              -6.8           6.5          -0.3          0.1
1997               6.9           7.4          14.3         14.5
1998               5.5           6.5          12.0         11.8
1999**            -8.9           2.8          -6.1         -6.0
---------------------------------------------------------------------

 *Lehman Long Government/Corporate Index.
**Six months ended June 30, 1999.
See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                               INCEPTION                                    -------------------------------------
                                 DATE      1 YEAR          5 YEARS          CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*     3/1/1994    -0.70%           9.48%            0.71%          6.98%         7.69%
-----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE         MARKET
                                                                            MATURITY             AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                        COUPON                      DATE              (000)          (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (60.6%)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (20.6%)
U.S. Treasury Bond                                  7.125%                 2/15/2023            $92,575     $  102,416
U.S. Treasury Bond                                   7.50%                11/15/2016              3,235          3,648
U.S. Treasury Bond                                  7.625%                11/15/2022             39,025         45,460
U.S. Treasury Bond                                  7.875%                 2/15/2021             21,810         25,834
U.S. Treasury Bond                                   8.00%                11/15/2021             94,075        113,255
U.S. Treasury Bond                                  8.125%       8/15/2019-8/15/2021            568,585        689,129
U.S. Treasury Bond                                   8.50%                 2/15/2020             52,820         66,107
U.S. Treasury Bond                                   8.75%       5/15/2017-8/15/2020            168,200        214,250
U.S. Treasury Bond                                  8.875%       8/15/2017-2/15/2019             45,385         58,098
U.S. Treasury Bond                                  9.125%                 5/15/2018             15,840         20,746
U.S. Treasury Bond                                   9.25%                 2/15/2016                835          1,088
U.S. Treasury Bond                                  9.875%                11/15/2015              4,390          5,997
U.S. Treasury Bond                                  10.00%                 5/15/2010             29,275         34,923
U.S. Treasury Bond                                 10.375%     11/15/2009-11/15/2012            574,220        705,122
U.S. Treasury Bond                                  10.75%                 5/15/2003             40,410         47,253
U.S. Treasury Bond                                 11.625%                11/15/2002             50,150         59,044
U.S. Treasury Bond                                  11.75%                11/15/2014                900          1,282
U.S. Treasury Bond                                 11.875%                11/15/2003             20,675         25,417
U.S. Treasury Bond                                  12.00%                 8/15/2013                350            492
U.S. Treasury Bond                                  12.75%                11/15/2010             74,380        100,416
U.S. Treasury Bond                                  13.25%                 5/15/2014             24,800         37,650
U.S. Treasury Bond                                  14.00%                11/15/2011              3,420          5,010
U.S. Treasury Note                                   5.50%                 5/31/2003              1,700          1,686
U.S. Treasury Note                                   5.75%                 4/30/2003             13,325         13,339
U.S. Treasury Note                                   7.00%                 7/15/2006             27,950         29,640
U.S. Treasury Note                                  7.875%                 8/15/2001              8,800          9,198
                                                                                                           -----------
                                                                                                             2,416,500
                                                                                                           -----------
AGENCY BONDS & NOTES (6.2%)
Federal Farm Credit Bank                             4.80%                 11/6/2003             34,120         32,353
Federal Home Loan Bank                              5.575%                  9/2/2003             64,000         62,602
Federal Home Loan Bank                              5.675%                 8/18/2003             51,450         50,521

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                            MATURITY            AMOUNT         VALUE*
                                                    COUPON                      DATE             (000)          (000)
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                               5.80%                  9/2/2008          $ 74,700     $   70,963
Federal Home Loan Bank                              5.865%                  9/2/2008            55,420         52,783
Federal Home Loan Bank                               5.88%                11/25/2008            15,300         14,477
Federal Home Loan Bank                               5.90%                  6/9/2000             1,000          1,004
Federal Home Loan Bank                               7.78%                10/19/2001               500            520
Federal Home Loan Bank                               8.60%                 1/25/2000               110            112
Federal Home Loan Mortgage Corp.                     5.63%                 1/10/2003               625            614
Federal Home Loan Mortgage Corp.                    6.155%                 9/15/2000             1,000          1,007
Federal Home Loan Mortgage Corp.                     6.45%                 4/29/2009            23,000         22,169
Federal Home Loan Mortgage Corp.                     7.09%                  6/1/2005             4,400          4,430
Federal National Mortgage Assn.                      5.25%                 1/15/2003               750            731
Federal National Mortgage Assn.                      5.64%                12/10/2008            25,000         23,305
Federal National Mortgage Assn.                      5.75%       4/15/2003-2/15/2008            33,170         32,726
Federal National Mortgage Assn.                      5.90%         7/6/2000-7/9/2003            44,345         43,728
Federal National Mortgage Assn.                      5.91%                 8/25/2003            18,450         18,202
Federal National Mortgage Assn.                      5.96%                 4/23/2003             7,900          7,800
Federal National Mortgage Assn.                      5.97%                  7/3/2003            26,390         26,043
Federal National Mortgage Assn.                      6.09%                 2/20/2009            51,730         48,936
Federal National Mortgage Assn.                      6.16%                 3/29/2001             1,300          1,308
Federal National Mortgage Assn.                      6.18%                 2/19/2009            11,000         10,464
Federal National Mortgage Assn.                      6.35%                 8/10/1999               100            100
Federal National Mortgage Assn.                      6.40%                 5/14/2009            67,300         65,136
Federal National Mortgage Assn.                      6.56%                 4/23/2008            55,000         53,813
Federal National Mortgage Assn.                      6.57%                 8/22/2007            36,250         36,490
Federal National Mortgage Assn.                      6.58%                 8/20/2007            36,900         37,168
Federal National Mortgage Assn.                      6.59%                 5/16/2002             1,500          1,523
Federal National Mortgage Assn.                      7.50%                 2/11/2002             2,500          2,589
Federal National Mortgage Assn.                      7.55%                 4/22/2002             3,000          3,118
Federal National Mortgage Assn.                      8.25%                12/18/2000               100            104
Federal National Mortgage Assn.                      8.35%                11/10/1999               270            273
Federal National Mortgage Assn.                      8.45%                 7/12/1999               110            110
Government Trust Certificate                        9.625%                 5/15/2002               223            232
Private Export Funding Corp.                         8.40%                 7/31/2001               225            236
Resolution Funding Corp.                            8.125%                10/15/2019               550            647
Resolution Funding Corp.                            8.625%                 1/15/2030               110            140
Resolution Funding Corp.                            8.875%                 7/15/2020               280            354
Small Business Administration Variable Rate
   Interest Only Custodial Receipts                 2.719%                 6/25/2000            10,106            379
Tennessee Valley Authority                          8.375%                 10/1/1999               610            614
                                                                                                           ----------
                                                                                                              729,824
                                                                                                           ----------
MORTGAGE-BACKED SECURITIES (33.8%)
Federal Home Loan Mortgage Corp.                     5.50%        9/1/2000-12/1/2028 (1)        52,489         49,669
Federal Home Loan Mortgage Corp.                     6.00%        7/1/2000-12/1/2029 (1)       515,112        491,287
Federal Home Loan Mortgage Corp.                     6.50%         3/1/2000-7/1/2029 (1)       816,868        793,684
Federal Home Loan Mortgage Corp.                     7.00%         7/1/1999-5/1/2029 (1)       489,883        487,024
Federal Home Loan Mortgage Corp.                     7.50%        8/1/1999-12/1/2028 (1)       260,425        263,867
Federal Home Loan Mortgage Corp.                     8.00%         5/1/2002-3/1/2028 (1)       130,939        134,549
Federal Home Loan Mortgage Corp.                     8.50%         9/1/2001-1/1/2028 (1)        29,035         30,347
Federal Home Loan Mortgage Corp.                     9.00%         8/1/2001-7/1/2027 (1)         8,297          8,815
Federal Home Loan Mortgage Corp.                     9.50%         4/1/2016-6/1/2025 (1)         5,602          5,967
Federal Home Loan Mortgage Corp.                    10.00%         7/1/2000-4/1/2025 (1)         1,016          1,100
Federal Home Loan Mortgage Corp.                    10.50%        9/1/2000-12/1/2015 (1)           203            210
Federal Home Loan Mortgage Corp.                    11.25%                  8/1/2014 (1)            16             17
Federal Housing Administration Project               7.43%                 10/1/2020 (1)           496            503
Federal National Mortgage Assn.                      5.50%         1/1/2001-6/1/2009 (1)         1,511          1,449
Federal National Mortgage Assn.                      6.00%        10/1/2000-1/1/2029 (1)       194,698        184,575
Federal National Mortgage Assn.                      6.50%        2/1/2000-10/1/2028 (1)       233,732        226,672
Federal National Mortgage Assn.                      7.00%         9/1/1999-9/1/2028 (1)       170,482        169,142
Federal National Mortgage Assn.                      7.50%         7/1/2001-8/1/2027 (1)        64,180         64,974
Federal National Mortgage Assn.                      7.55%                 10/1/2002 (1)           115            115
Federal National Mortgage Assn.                      8.00%         8/1/1999-9/1/2027 (1)        37,398         38,428
Federal National Mortgage Assn.                      8.50%         7/1/2006-7/1/2027 (1)        13,949         14,580

------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                    MATURITY        AMOUNT        VALUE*
TOTAL BOND MARKET INDEX FUND                                COUPON                      DATE         (000)         (000)
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                              9.00%         9/1/2003-1/1/2027 (1)   $ 6,523    $    6,915
Federal National Mortgage Assn.                              9.50%        10/1/2001-2/1/2025 (1)     3,638         3,879
Federal National Mortgage Assn.                             10.00%         8/1/2005-6/1/2022 (1)     1,413         1,522
Federal National Mortgage Assn.                             10.50%        11/1/2000-8/1/2020 (1)       447           486
Government National Mortgage Assn.                           6.00%        3/1/2009-6/15/2029 (1)    93,172        87,647
Government National Mortgage Assn.                           6.50%      10/15/2007-6/15/2029 (1)   248,712       239,984
Government National Mortgage Assn.                           7.00%      11/15/2007-6/15/2029 (1)   274,459       271,671
Government National Mortgage Assn.                           7.50%      2/15/2007-12/15/2028 (1)   166,395       168,500
Government National Mortgage Assn.                           8.00%      11/15/2001-9/15/2029 (1)   151,778       156,284
Government National Mortgage Assn.                           8.50%       5/15/2010-1/15/2028 (1)    28,873        30,273
Government National Mortgage Assn.                           9.00%       8/15/2001-6/15/2027 (1)    19,234        20,483
Government National Mortgage Assn.                           9.50%        1/1/2004-9/15/2025 (1)    11,347        12,276
Government National Mortgage Assn.                          10.00%       3/15/2000-8/15/2025 (1)     2,799         3,068
Government National Mortgage Assn.                          10.50%      11/15/2010-1/15/2021 (1)     1,751         1,943
Government National Mortgage Assn.                          11.50%      3/15/2010-11/15/2017 (1)       280           318
Resolution Trust Corp. Collateralized Mortgage Obligations  10.35%                 8/25/2021 (1)       596           596
                                                                                                            ------------
                                                                                                               3,972,819
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $7,212,770)                                                                                             7,119,143
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (33.7%)
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.9%)
ARG Funding Corp.                                            5.88%                 5/20/2003 (1)    37,900        37,371
AT&T Universal Card Master Trust                             5.95%                10/17/2002 (1)    14,120        14,176
Advanta Credit Card Master Trust                             6.05%                  8/1/2003 (1)     8,750         8,784
Advanta Mortgage Loan Trust                                  6.21%                11/25/2016 (1)    32,000        31,482
American Express Credit Card Master Trust                    6.40%                 4/15/2005 (1)    17,000        17,115
American Express Credit Card Master Trust                    6.80%                12/15/2003 (1)    25,854        26,217
American Express Credit Card Master Trust                    7.60%                 8/15/2002 (1)     2,000         2,058
American Express Credit Europe                              5.375%                 7/15/2001 (1)    16,250        16,198
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.16%                 6/25/2003 (1)     7,875         7,906
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.42%                 9/25/2008 (1)    11,325        11,316
Chase Manhattan Credit Card Master Trust                     6.30%                 4/15/2003 (1)    31,500        31,762
Chemical Master Credit Card Trust I                          5.55%                 9/15/2003 (1)     5,450         5,418
CIT RV Trust                                                 5.78%                 7/15/2008 (1)    17,650        17,606
CIT RV Trust                                                 5.96%                 4/15/2011 (1)    15,525        15,444
Citibank Credit Card Master Trust                           5.875%                 3/10/2011 (1)    11,600        10,944
Discover Card Master Trust                                   5.65%                11/15/2004 (1)    43,000        42,437
Discover Card Master Trust I                                 5.75%                 4/15/2001 (1)    13,500        13,435
First Bank Corp. Card Master Trust                           6.40%                 2/15/2003 (1)     5,030         5,055
First USA Credit Card Master Trust                           6.42%                 3/17/2005 (1)     9,450         9,556
Ford Credit Auto Loan Master Trust                           6.50%                 8/15/2002 (1)    20,750        20,920
Ford Credit Auto Owner Trust                                 5.90%                 6/15/2002 (1)    74,000        73,905
Household Affinity Credit Card Master Trust I                5.60%                 5/15/2002 (1)     3,195         3,200
MBNA Master Credit Card Trust                                6.05%                11/15/2002 (1)    21,375        21,492
MBNA Master Credit Card Trust                                6.60%                 1/15/2003 (1)     8,500         8,614
MBNA Master Credit Card Trust                                6.60%                11/15/2004 (1)    16,065        16,312
MMCA Automobile Trust                                        5.50%                 7/15/2005 (1)    39,600        39,393
NationsBank Credit Card Master Trust                         6.45%                 4/15/2003 (1)     6,678         6,739
PECO Energy Transition Trust                                 5.63%                 6/26/2006 (1)    59,900        58,661
PECO Energy Transition Trust                                 6.05%                  3/1/2009 (1)    14,675        14,043
Premier Auto Trust                                           5.69%                  6/8/2002 (1)    41,400        41,368
Sears Credit Account Master Trust                            5.80%                 8/15/2005 (1)    42,500        42,498
Sears Credit Account Master Trust                            6.05%                 1/16/2008 (1)    19,500        19,434
Sears Credit Account Master Trust                            7.00%                 1/15/2004 (1)     1,750         1,765
Sears Credit Account Master Trust                            8.10%                 6/15/2004 (1)     1,860         1,897
Standard Credit Card Master Trust                            6.55%                 10/7/2007 (1)     2,850         2,863
Standard Credit Card Master Trust                            7.85%                  2/7/2002 (1)    43,261        43,856
Standard Credit Card Master Trust                            8.25%                 11/7/2003 (1)     1,020         1,067
Toyota Auto Lease Trust                                      5.35%                 7/25/2002 (1)    60,575        59,999
Toyota Auto Lease Trust                                      6.35%                 4/26/2004 (1)     7,950         7,977
                                                                                                            ------------
                                                                                                                 810,283
                                                                                                            ------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE         MARKET
                                                                      MATURITY                  AMOUNT         VALUE*
                                              COUPON                      DATE                   (000)          (000)
---------------------------------------------------------------------------------------------------------------------
FINANCE (14.3%)
American Express Credit Corp.                  6.50%                  8/1/2000                 $ 2,200     $    2,215
American General Finance Corp.                 5.84%                 1/29/2001                   1,500          1,493
American General Finance Corp.                5.875%                  7/1/2000                   3,770          3,766
American General Finance Corp.                 6.20%                 3/15/2003                   3,100          3,058
American General Finance Corp.                 7.45%                  7/1/2002                   1,575          1,618
Associates Corp.                               5.85%                 1/15/2001                   1,550          1,544
Associates Corp.                               6.00%                 6/15/2000                   6,500          6,508
Associates Corp.                              6.375%                 8/15/2000                  43,500         43,668
Associates Corp.                               6.44%                 1/15/2004                   1,625          1,611
Associates Corp.                               6.50%                 8/15/2002                   3,000          3,008
Associates Corp.                               6.50%                10/15/2002                  11,975         12,013
Associates Corp.                              6.625%                 5/15/2001                   3,300          3,325
Associates Corp.                              6.625%                 6/15/2005                   1,000            990
Associates Corp.                               7.50%                 4/15/2002                   5,800          5,964
Associates Corp.                              7.875%                 9/30/2001                   1,105          1,142
Avalon Properties Inc.                        6.875%                12/15/2007                   9,550          9,088
Banc One Corp.                                 6.25%                  9/1/2000                  16,000         16,047
Banc One Corp.                                 6.25%                 10/1/2001                  21,500         21,500
Bank of America Corp.                          8.50%                 1/15/2007                   5,000          5,429
Bank of New York                              7.875%                11/15/2002                   1,500          1,563
Bank of New York Capital I                     7.97%                12/31/2026                   3,225          3,243
BankAmerica Corp.                              7.50%                10/15/2002                   4,150          4,277
BankAmerica Corp.                             7.625%                 6/15/2004                   1,050          1,087
BankAmerica Corp.                              7.75%                 7/15/2002                   3,000          3,109
BankAmerica Corp.                             7.875%                 12/1/2002                   2,000          2,085
BankAmerica Corp.                             9.625%                 2/13/2001                   1,100          1,158
BankAmerica Corp.                             10.00%                  2/1/2003                   4,900          5,428
Bear, Stearns & Co., Inc.                      6.50%                 6/15/2000                   4,225          4,247
Bear, Stearns & Co., Inc.                     6.625%                 1/15/2004                   3,500          3,457
Bear, Stearns & Co., Inc.                      6.75%                 8/15/2000                   3,200          3,221
Bear, Stearns & Co., Inc.                      6.75%                12/15/2007                   3,635          3,519
Beneficial Corp.                               6.35%                 12/3/2001                   1,500          1,503
BT Capital Trust B                             7.90%                 1/15/2027                   1,100          1,071
CIGNA Corp.                                   7.875%                 5/15/2027                  13,875         14,121
CIGNA Corp.                                    8.30%                 1/15/2033                     835            880
CIT Group Inc.                                 5.35%                12/15/2000                  25,000         24,738
CNA Financial Corp.                            6.50%                 4/15/2005                  25,175         24,369
Camden Property Trust                          7.00%                11/15/2006                   6,250          6,003
Case Credit Corp.                              6.15%                  3/1/2002                  64,000         64,033
Chase Capital I                                7.67%                 12/1/2026                   3,100          3,009
The Chase Manhattan Corp.                      6.00%                 11/1/2005                  11,625         11,118
The Chase Manhattan Corp.                     6.375%                  4/1/2008                   3,500          3,342
The Chase Manhattan Corp.                      6.50%                  8/1/2005                   3,625          3,562
The Chase Manhattan Corp.                     7.125%                  2/1/2007                   1,650          1,659
The Chase Manhattan Corp.                     8.125%                 6/15/2002                   1,410          1,472
The Chase Manhattan Corp.                      8.50%                 2/15/2002                  10,000         10,488
Chemical Bank Corp.                            7.25%                 9/15/2002                   2,565          2,622
Chrysler Financial Co. LLC                     5.25%                10/19/2000                  69,000         68,426
Chrysler Financial Co. LLC                    5.875%                  2/7/2001                   3,500          3,491
Chrysler Financial Co. LLC                    6.625%                 8/15/2000                   3,050          3,073
Citicorp                                      7.125%                  6/1/2003                     135            137
Citicorp                                      7.125%                 3/15/2004                   2,000          2,044
Citicorp                                      8.625%                 12/1/2002                   4,500          4,789
Citicorp                                       9.50%                  2/1/2002                   1,000          1,072
Comdisco Inc.                                  6.00%                 1/30/2002                   4,000          3,937
Comdisco Inc.                                  6.32%                11/27/2000                  21,500         21,493
Comerica, Inc.                                7.125%                 12/1/2013                   5,000          4,799
Commercial Credit Corp.                        5.90%                  9/1/2003                     550            534
Commercial Credit Corp.                       6.625%                11/15/2006                   2,000          1,973
CoreStates Capital Corp.                      6.625%                 3/15/2005                   6,900          6,800
CoreStates Capital Corp.                      9.375%                 4/15/2003                   1,750          1,906

------------------------------------------------------------------------------------------------------------------
                                                                                               FACE         MARKET
                                                                   MATURITY                  AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND               COUPON                      DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------
Countrywide Funding                         8.25%                 7/15/2002                 $ 3,750        $ 3,913
Countrywide Home Loan                       6.45%                 2/27/2003                   1,000            989
Dean Witter, Discover & Co.                 6.25%                 3/15/2000                   3,000          3,009
Dean Witter, Discover & Co.                 6.75%                 8/15/2000                   4,000          4,032
Dean Witter, Discover & Co.                 6.75%                10/15/2013                     800            767
Dean Witter, Discover & Co.                6.875%                  3/1/2003                   2,300          2,323
Donaldson Lufkin & Jenrette, Inc.           6.00%                 12/1/2001                  25,250         25,018
Equitable Companies Inc.                    7.00%                  4/1/2028                   4,310          4,087
Equity Residential Properties               6.55%                11/15/2001                  16,750         16,641
Fidelity Investments                        7.49%                 6/15/2019                   1,000            998
Fifth Third Bancorp                         6.75%                 7/15/2005                   5,000          4,992
Finova Capital Corp                        5.875%                10/15/2001                  22,500         22,207
First Bank NA                               7.55%                 6/15/2004                  10,000         10,329
First Bank System                          7.625%                  5/1/2005                   5,000          5,187
First Chicago Corp.                         6.25%                 7/21/2000                   6,500          6,523
First Chicago Corp.                        6.375%                 1/30/2009                   5,000          4,760
First Chicago Corp.                        6.875%                 6/15/2003                   5,000          5,050
First Chicago Corp.                        7.625%                 1/15/2003                   2,400          2,480
First Chicago Corp.                         8.25%                 6/15/2002                   5,000          5,244
First Chicago Corp.                         9.25%                11/15/2001                   1,225          1,304
First Chicago Corp.                        10.25%                  5/1/2001                   2,750          2,939
First Fidelity Bancorp                     9.625%                 8/15/1999                     700            703
First Interstate Bancorp                  10.875%                 4/15/2001                   2,750          2,964
First Union Corp.                           8.00%                11/15/2002                     100            104
First Union Corp.                          8.125%                 6/24/2002                   2,900          3,025
Fleet Capital Trust II                      7.92%                12/11/2026                   3,790          3,741
Fleet Credit Card                           6.82%                  4/9/2001                   5,000          5,045
Fleet Financial Group, Inc.                 7.25%                  9/1/1999                   1,000          1,003
Fleet Financial Group, Inc.                6.875%                  3/1/2003                   1,100          1,109
Fleet Financial Group, Inc.                7.125%                 4/15/2006                   5,700          5,685
Fleet/Norstar Group                        8.125%                  7/1/2004                   4,600          4,843
Fleet Mortgage Group                        6.50%                 6/15/2000                  16,045         16,120
Ford Motor Credit Co.                      5.125%                10/15/2001                  64,650         63,148
Ford Motor Credit Co.                       5.80%                 1/12/2009                  15,000         13,704
Ford Motor Credit Co.                      6.375%                  2/1/2029                  16,750         14,560
Ford Motor Credit Co.                       6.85%                 8/15/2000                  17,105         17,268
Ford Motor Credit Co.                       7.00%                 9/25/2001                   5,000          5,067
Ford Motor Credit Co.                       7.50%                 1/15/2003                   1,000          1,030
Ford Motor Credit Co.                       7.75%                11/15/2002                   1,650          1,713
Ford Motor Credit Co.                       7.75%                 3/15/2005                   2,385          2,486
Ford Motor Credit Co.                       8.00%                 6/15/2002                   2,850          2,965
Ford Motor Credit Co.                      8.375%                 1/15/2000                   2,655          2,692
Ford Motor Credit Co.                       9.00%                 9/15/2001                   5,000          5,268
General Electric Capital Corp.              5.77%                 8/27/2001                   9,700          9,647
General Electric Capital Corp.              5.89%                 5/11/2001                  10,000          9,980
General Electric Capital Corp.              6.90%                 9/15/2015                   9,000          9,027
General Electric Capital Corp.              8.30%                 9/20/2009                     275            305
General Motors Acceptance Corp.             6.60%                 1/17/2001                     100            101
General Motors Acceptance Corp.             5.50%                 1/14/2002                  14,000         13,719
General Motors Acceptance Corp.            6.625%                 1/10/2002                  22,100         22,227
General Motors Acceptance Corp.            6.625%                 10/1/2002                   5,150          5,180
General Motors Acceptance Corp.            6.875%                 7/15/2001                   1,500          1,517
General Motors Acceptance Corp.             7.00%                  3/1/2000                   3,300          3,325
General Motors Acceptance Corp.            7.125%                  5/1/2001                  10,975         11,139
General Motors Acceptance Corp.            7.125%                  5/1/2003                   1,300          1,319
General Motors Acceptance Corp.             8.00%                 10/1/1999                   3,000          3,018
General Motors Acceptance Corp.             8.40%                10/15/1999                   4,190          4,222
General Motors Acceptance Corp.             8.50%                  1/1/2003                   6,200          6,551
General Motors Acceptance Corp.             9.00%                10/15/2002                  10,650         11,450
General Motors Acceptance Corp.            9.375%                  4/1/2000                   3,515          3,602
General Motors Acceptance Corp.            9.625%                12/15/2001                   5,895          6,330

--------------------------------------------------------------------------------------------------------------------
                                                                                                 FACE         MARKET
                                                                     MATURITY                  AMOUNT         VALUE*
                                             COUPON                      DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Great Western Finance                        6.375%                  7/1/2000                $ 16,100     $   16,150
HRPT Properties Trust                         6.75%                12/18/2002                  16,250         15,640
Household Finance Corp.                       6.40%                 6/17/2008                   4,715          4,465
Household Finance Corp.                       6.45%                 3/15/2001                     700            701
Household Finance Corp.                       6.45%                  2/1/2009                   2,430          2,299
Household Finance Corp.                       6.70%                 6/15/2002                   1,500          1,507
Household Finance Corp.                       7.25%                 7/15/2003                   1,000          1,019
Household Finance Corp.                       7.65%                 5/15/2007                   3,250          3,344
International Lease Finance Corp.            6.375%                  8/1/2001                   7,500          7,517
International Lease Finance Corp.             6.50%                  7/1/2001                   2,050          2,059
International Lease Finance Corp.            6.625%                  6/1/2000                  10,000         10,069
JDN Realty Corp.                              6.80%                  8/1/2004                  12,810         12,202
Lehman Brothers Holdings Inc.                 6.25%                  4/1/2003                  25,650         24,887
Lehman Brothers Holdings Inc.                6.375%                10/23/2000                  18,500         18,466
Lehman Brothers Holdings Inc.                6.625%                11/15/2000                   7,861          7,868
Lehman Brothers Holdings Inc.                6.625%                  2/5/2006                   6,500          6,200
Lehman Brothers Holdings Inc.                6.625%                 2/15/2008                   2,850          2,671
Lehman Brothers Holdings Inc.                 6.90%                 1/29/2001                  10,800         10,836
Lehman Brothers Holdings Inc.                 7.00%                 5/15/2003                  11,000         10,934
Lehman Brothers Holdings Inc.                 7.20%                 8/15/2009                   1,415          1,374
Lehman Brothers Holdings Inc.                7.375%                 1/15/2007                   5,000          4,933
Lehman Brothers Holdings Inc.                7.625%                  6/1/2006                   6,310          6,398
Liberty Financial Co.                         6.75%                11/15/2008                  11,000         10,585
Mack-Cali Realty                              7.00%                 3/15/2004                  15,000         14,658
Mack-Cali Realty                              7.25%                 3/15/2009                   2,000          1,898
Mellon Bank NA                                6.50%                  8/1/2005                   5,300          5,234
Mellon Bank NA                                6.75%                  6/1/2003                   2,775          2,796
Mellon Bank NA                               7.375%                 5/15/2007                   3,500          3,575
Mellon Capital II                            7.995%                 1/15/2027                   6,650          6,692
Mellon Financial Corp.                        5.75%                11/15/2003                   4,400          4,257
Mellon Financial Corp.                       7.625%                11/15/1999                     850            856
Mellon Financial Corp.                        9.75%                 6/15/2001                   6,647          7,059
Merrill Lynch & Co., Inc.                     5.71%                 1/15/2002                  12,000         11,830
Merrill Lynch & Co., Inc.                     5.87%                11/15/2001                  21,750         21,594
Merrill Lynch & Co., Inc.                     5.88%                 1/15/2004                   7,100          6,897
Merrill Lynch & Co., Inc.                     6.00%                 1/15/2001                   1,000            999
Merrill Lynch & Co., Inc.                     6.00%                 2/17/2009                   9,300          8,575
Merrill Lynch & Co., Inc.                     6.07%                10/15/2001                  44,700         44,579
Merrill Lynch & Co., Inc.                     6.38%                 7/18/2000                   1,000          1,005
Merrill Lynch & Co., Inc.                     6.50%                  4/1/2001                  18,500         18,614
Merrill Lynch & Co., Inc.                     6.64%                 9/19/2002                   2,995          3,018
Merrill Lynch & Co., Inc.                    6.875%                11/15/2018                   3,750          3,502
Merrill Lynch & Co., Inc.                     7.00%                 3/15/2006                     300            301
Merrill Lynch & Co., Inc.                     8.00%                  2/1/2002                   2,600          2,701
Merrill Lynch & Co., Inc.                     8.30%                 11/1/2002                   2,735          2,888
Morgan Stanley, Dean Witter Discover & Co.   5.625%                 1/20/2004                   4,000          3,838
Morgan Stanley, Dean Witter Discover & Co.   6.375%                  8/1/2002                   7,000          6,990
Morgan Stanley, Dean Witter Discover & Co.   6.875%                  3/1/2007                   7,300          7,262
Morgan Stanley, Dean Witter Discover & Co.    7.00%                 10/1/2013                     700            687
NAC Re Corp.                                  7.15%                11/15/2005                   1,500          1,491
NB Capital Trust II                           7.83%                12/15/2026                   5,000          4,912
NB Capital Trust IV                           8.25%                 4/15/2027                   3,400          3,479
NCNB Corp.                                    9.50%                  6/1/2004                   3,725          4,170
National City Corp.                           7.20%                 5/15/2005                  10,000         10,197
National Rural Utilities                      6.42%                  5/1/2008                  11,200         10,920
NationsBank Corp.                             5.75%                 3/15/2001                     500            497
NationsBank Corp.                            6.375%                 2/15/2008                   1,500          1,438
NationsBank Corp.                             6.50%                 3/15/2006                   5,600          5,431
NationsBank Corp.                            6.875%                 2/15/2005                     580            582
NationsBank Corp.                             6.95%                 3/20/2006                   3,000          2,980
NationsBank Corp.                             7.00%                 9/15/2001                   1,800          1,827
NationsBank Corp.                             7.25%                10/15/2025                   1,625          1,570
NationsBank Corp.                             7.50%                 9/15/2006                   1,000          1,030

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE         MARKET
                                                                    MATURITY                  AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                COUPON                      DATE                   (000)          (000)
-------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                            7.75%                 8/15/2004                 $ 5,000     $    5,210
NationsBank Texas                            6.75%                 8/15/2000                   9,800          9,888
Norwest Corp.                                5.75%                  2/1/2003                   4,000          3,912
Norwest Corp.                               6.125%                10/15/2000                   2,000          2,003
Norwest Corp.                                6.65%                10/15/2023                      40             36
Norwest Corp.                                6.80%                 5/15/2002                   5,000          5,064
Norwest Corp.                               7.125%                  4/1/2000                     500            505
Norwest Financial, Inc.                      6.25%                 11/1/2002                   1,000            994
Norwest Financial, Inc.                     7.875%                 2/15/2002                   1,000          1,035
Orion Capital Corp.                          7.25%                 7/15/2005                   9,200          8,938
Orion Capital Corp.                         9.125%                  9/1/2002                   5,421          5,669
PaineWebber Group, Inc.                     6.375%                 5/15/2004                     850            826
PaineWebber Group, Inc.                      6.50%                 11/1/2005                     500            480
PaineWebber Group, Inc.                      7.00%                  3/1/2000                   5,350          5,378
PaineWebber Group, Inc.                     7.875%                 2/15/2003                   2,250          2,318
Pitney Bowes Credit Corp.                    9.25%                 6/15/2008                   2,000          2,315
Popular Inc.                                 6.20%                 4/30/2001                  32,000         31,697
Progressive Corp.                           6.625%                  3/1/2029                   5,000          4,543
Realty Income Corp.                          7.75%                  5/6/2007                   3,000          2,871
Reckson Operating Partnership LP             7.75%                 3/15/2009                  16,400         15,792
Republic New York Corp.                      7.75%                 5/15/2002                   3,000          3,096
Republic New York Corp.                      7.75%                 5/15/2009                   4,300          4,476
Republic New York Corp.                      9.70%                  2/1/2009                   5,000          5,868
Salomon Smith Barney Holdings Inc.          5.875%                  2/1/2001                  13,200         13,129
Salomon Smith Barney Holdings Inc.           6.50%                10/15/2002                     300            300
Salomon Smith Barney Holdings Inc.          6.625%                  6/1/2000                  10,000         10,073
Salomon Smith Barney Holdings Inc.           6.65%                 7/15/2001                   7,050          7,095
Salomon Smith Barney Holdings Inc.           6.70%                  7/5/2000                   2,000          2,013
Salomon Smith Barney Holdings Inc.           7.00%                 5/15/2000                   6,000          6,060
Salomon Smith Barney Holdings Inc.           7.20%                  2/1/2004                   6,000          6,100
Salomon Smith Barney Holdings Inc.          7.375%                 5/15/2007                   2,000          2,021
Security Capital Pacific Trust               8.05%                  4/1/2017                   4,300          3,998
Shurgard Storage Centers, Inc.               7.50%                 4/25/2004                   6,000          5,944
Simon DeBartolo Group, Inc.                  6.75%                 7/15/2004                  10,000          9,669
Spieker Properties Inc.                      7.50%                 10/1/2027                     700            640
Summit Bancorp                              8.625%                12/10/2002                   5,000          5,284
Summit Properties Inc.                       6.80%                 8/15/2002                   3,500          3,412
Summit Properties Inc.                       6.95%                 8/15/2004                  17,500         16,737
Summit Properties Inc.                       7.20%                 8/15/2007                   4,450          4,174
SunTrust Banks, Inc.                         6.00%                 2/15/2026                   5,000          4,758
SunTrust Banks, Inc.                        7.375%                  7/1/2002                   5,000          5,126
SunTrust Banks, Inc.                        7.375%                  7/1/2006                   3,500          3,579
Suntrust Capital                             7.90%                 6/15/2027                   2,085          2,076
Susa Partnership LP                          7.00%                 12/1/2007                   1,050            977
Susa Partnership LP                          7.50%                 12/1/2027                   5,025          4,399
Toyota Motor Credit Corp.                    5.50%                 9/17/2001                  45,750         45,153
Toyota Motor Credit Corp.                   5.625%                11/13/2003                   3,750          3,650
Travelers/Aetna Property Casualty Corp.      6.75%                 4/15/2001                  14,000         14,134
Travelers/Aetna Property Casualty Corp.      7.75%                 4/15/2026                   1,000          1,030
U.S. Bancorp                                 8.27%                12/15/2026                   3,250          3,344
U.S. Leasing International                  6.625%                 5/15/2003                     195            195
Wachovia Corp.                              5.625%                12/15/2008                   5,400          4,903
Wachovia Corp.                               6.25%                  8/4/2008                   2,600          2,475
Wachovia Corp.                              6.375%                 4/15/2003                     110            109
Wachovia Corp.                               6.80%                  6/1/2005                  10,000         10,013
Wachovia Corp.                               7.00%                12/15/1999                     600            604
Wells Fargo & Co.                           6.125%                 11/1/2003                   5,000          4,926
Wells Fargo & Co.                            6.25%                 4/15/2008                     915            870
Wells Fargo & Co.                           6.875%                  4/1/2006                   6,400          6,350
Wells Fargo & Co.                            8.75%                  5/1/2002                   3,370          3,557
Wells Fargo Capital I                        7.96%                12/15/2026                   3,600          3,609
                                                                                                       ------------
                                                                                                          1,678,892
                                                                                                       ------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                      COUPON                      DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (8.7%)
Anadarko Petroleum Corp.                               7.20%                 3/15/2029                 $16,000    $    14,983
Anheuser-Busch Cos., Inc.                              6.75%                12/15/2027                   1,600          1,517
Anheuser-Busch Cos., Inc.                              7.10%                 6/15/2007                   5,050          5,107
Anheuser-Busch Cos., Inc.                             7.125%                  7/1/2017                   3,850          3,773
Anheuser-Busch Cos., Inc.                             7.375%                  7/1/2023                     800            790
Applied Materials, Inc.                                8.00%                  9/1/2004                   1,625          1,690
Archer-Daniels-Midland Co.                             6.25%                 5/15/2003                   1,000            994
Archer-Daniels-Midland Co.                            8.875%                 4/15/2011                   3,745          4,320
Auburn Hills                                          12.00%                  5/1/2020                     770          1,178
BP America, Inc.                                      9.375%                 11/1/2000                   1,500          1,566
Baker Hughes Inc.                                      6.25%                 1/15/2009                   2,500          2,369
Baker Hughes Inc.                                     6.875%                 1/15/2029                  17,150         15,906
C.R. Bard, Inc.                                        6.70%                 12/1/2026                  13,650         13,337
Baxter International, Inc.                             9.25%                12/15/1999                     100            102
Bayer Corp.                                            6.65%                 2/15/2028                   1,300          1,208
Black & Decker Corp.                                  6.625%                11/15/2000                  12,000         12,065
Black & Decker Corp.                                   7.50%                  4/1/2003                  27,800         28,554
The Boeing Co.                                        6.625%                 2/15/2038                  11,000          9,843
The Boeing Co.                                         8.75%                 8/15/2021                   1,800          2,076
Borg-Warner Automotive                                7.125%                 2/15/2029                   3,000          2,781
Burlington Northern Santa Fe Corp.                    6.375%                12/15/2005                   6,750          6,576
Burlington Northern Santa Fe Corp.                    6.875%                 2/15/2016                   2,900          2,759
Burlington Northern Santa Fe Corp.                     7.00%                12/15/2025                   7,205          6,810
Burlington Northern Santa Fe Corp.                     7.25%                  8/1/2097                   4,450          4,246
Burlington Northern Santa Fe Corp.                     9.25%                 10/1/2006                     750            842
CSX Corp                                               7.05%                  5/1/2002                   7,000          7,050
CSX Corp.                                              8.10%                 9/15/2022                   3,950          4,142
CSX Corp.                                             8.625%                 5/15/2022                   3,875          4,280
CSX Corp.                                              9.00%                 8/15/2006                     700            765
CVS Corp.                                              5.50%                 2/15/2004                  16,750         16,136
Caterpillar, Inc.                                     7.375%                  3/1/2097                   8,900          8,537
Caterpillar, Inc.                                      9.00%                 4/15/2006                   1,600          1,779
Champion Enterprises Inc.                             7.625%                 5/15/2009                   4,000          3,796
Chrysler Corp.                                         7.45%                  2/1/2097                   4,375          4,312
Comcast Cablevision                                   8.125%                  5/1/2004                  11,350         11,895
Comcast Cablevision                                   8.875%                  5/1/2017                   3,300          3,707
Conoco Inc.                                            6.95%                 4/15/2029                   5,500          5,131
Conrail Corp.                                          9.75%                 6/15/2020                   1,680          2,048
Continental Airlines P/T Trust                        6.331%                10/15/2004 (1)               4,061          4,038
Continental Airlines P/T Trust                         6.41%                10/15/2008 (1)                 836            808
Continental Airlines P/T Trust                        6.648%                 3/15/2019                  10,798         10,231
Cyprus AMAX Minerals Co.                              7.375%                 5/15/2007                   6,000          5,598
Dayton Hudson Corp.                                    6.65%                  8/1/2028                   5,600          5,127
Dayton Hudson Corp.                                    6.75%                  1/1/2028                   1,000            928
Dayton Hudson Corp.                                    9.75%                  7/1/2002                   1,000          1,090
Deere & Co.                                            8.50%                  1/9/2022                     985          1,098
Delta Airlines, Inc. (Equipment Trust Certificates)    8.54%                  1/2/2007                   3,574          3,722
Dillard's Inc.                                         5.79%                11/15/2001                  26,000         25,573
Dillard's Inc.                                        6.625%                11/15/2008                   7,000          6,632
Dillard's Inc.                                         7.75%                 5/15/2027                   1,000            988
Dillard's Inc.                                         7.85%                 10/1/2012                   2,700          2,759
The Walt Disney Co.                                    7.55%                 7/15/2093                   2,597          2,618
Dow Chemical Co.                                       8.50%                  6/8/2010                   2,500          2,701
Eastman Chemical Co.                                  6.375%                 1/15/2004                  12,000         11,727
Eastman Chemical Co.                                   7.25%                 1/15/2024                   3,700          3,476
Eastman Chemical Co.                                   7.60%                  2/1/2027                   2,988          2,924
Federated Department Stores, Inc.                      7.00%                 2/15/2028                   1,060            989
Federated Department Stores, Inc.                      7.45%                 7/15/2017                  11,125         11,083
Federated Department Stores, Inc.                     8.125%                10/15/2002                   5,000          5,233
First Data Corp.                                      6.375%                12/15/2007                   1,000            963
First Data Corp.                                      6.625%                  4/1/2003                   7,735          7,761

---------------------------------------------------------------------------------------------------------------
                                                                                            FACE         MARKET
                                                                MATURITY                  AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND            COUPON                      DATE                   (000)          (000)
---------------------------------------------------------------------------------------------------------------
Ford Capital BV                          9.50%                  7/1/2001                 $ 1,925        $ 2,039
Ford Capital BV                          9.50%                  6/1/2010                     825            962
Ford Capital BV                         9.875%                 5/15/2002                   2,250          2,445
Ford Motor Co.                           7.50%                11/15/1999                   2,000          2,014
Ford Motor Co.                           9.98%                 2/15/2047                     835          1,091
Fortune Brands                          7.875%                 1/15/2023                   1,900          2,016
Gannett Co.                              5.85%                  5/1/2000                   1,000          1,001
General Motors Corp.                     7.00%                 6/15/2003                   2,500          2,536
General Motors Corp.                    9.125%                 7/15/2001                   7,900          8,317
Harrahs Operating Co., Inc.              7.50%                 1/15/2009                  16,285         15,820
H.J. Heinz Co.                          6.875%                 1/15/2003                     100            102
Hertz Corp.                              6.00%                  2/1/2001                  15,000         14,925
Illinois Central Railroad Co.            6.75%                 5/15/2003                   8,345          8,342
International Business Machines Corp.   6.375%                 6/15/2000                     500            504
International Business Machines Corp.    6.45%                  8/1/2007                   1,000            994
International Business Machines Corp.    6.50%                 1/15/2028                     650            602
International Business Machines Corp.   7.125%                 12/1/2096                  11,325         10,906
International Paper Co.                 6.875%                 11/1/2023                   5,000          4,659
International Paper Co.                 6.875%                 4/15/2029                   2,000          1,837
International Paper Co.                 7.875%                  8/1/2006                   2,265          2,357
Kroger Co.                               7.65%                 4/15/2007                   7,550          7,761
Kroger Co.                               8.15%                 7/15/2006                   2,700          2,839
Lafarge Corp.                           6.375%                 7/15/2005                   2,000          1,949
Lockheed Martin Corp.                    6.85%                 5/15/2001                   8,500          8,532
Lockheed Martin Corp.                    7.65%                  5/1/2016                   5,000          4,958
May Department Stores Co.                9.75%                 2/15/2021                   1,680          2,054
May Department Stores Co.               9.875%                 12/1/2002                   1,775          1,960
McDonald's Corp.                         6.75%                 2/15/2003                     945            950
Mobil Corp.                             7.625%                 2/23/2033                     920            914
Monsanto Co.                            5.375%                 12/1/2001                  25,500         24,993
Monsanto Co.                             5.75%                 12/1/2005                  17,000         16,059
Monsanto Co.                             6.60%                 12/1/2028                   4,000          3,554
News America Holdings Inc.               8.00%                10/17/2016                   9,250          9,276
News America Holdings Inc.               8.50%                 2/15/2005                   2,600          2,744
News America Holdings Inc.              8.875%                 4/26/2023                   7,905          8,645
News America Holdings Inc.               9.25%                  2/1/2013                   3,341          3,753
Norfolk Southern Corp.                  6.875%                  5/1/2001                  23,475         23,683
Norfolk Southern Corp.                   7.70%                 5/15/2017                   3,450          3,538
Norfolk Southern Corp.                   7.80%                 5/15/2027                   4,375          4,523
Norfolk Southern Corp.                   7.90%                 5/15/2097                   1,750          1,775
Northrop Grumman Corp.                   7.00%                  3/1/2006                  15,700         15,196
Occidental Petroleum Corp.               8.50%                 11/9/2001                  14,750         15,219
Occidental Petroleum Corp.               8.50%                 9/15/2004                   2,500          2,512
Occidental Petroleum Corp.             10.125%                11/15/2001                   7,000          7,468
J.C. Penney & Co., Inc.                 6.125%                11/15/2003                   2,000          1,955
J.C. Penney & Co., Inc.                  9.05%                  3/1/2001                     625            650
PepsiCo, Inc.                            6.25%                  9/1/1999                     650            651
Philip Morris Cos., Inc.                 6.00%                 7/15/2001                     110            109
Philip Morris Cos., Inc.                 7.00%                 7/15/2005                   7,150          7,139
Philip Morris Cos., Inc.                 7.20%                  2/1/2007                   1,450          1,453
Philip Morris Cos., Inc.                 8.25%                10/15/2003                   1,900          2,000
Phillips Petroleum Co.                   8.49%                  1/1/2023                   2,100          2,202
Phillips Petroleum Co.                   9.00%                  6/1/2001                   3,900          4,082
Praxair, Inc.                            6.70%                 4/15/2001                  12,225         12,271
Praxair, Inc.                            6.75%                  3/1/2003                   1,000            996
Praxair, Inc.                            6.90%                 11/1/2006                  10,750         10,590
Raytheon Co.                             6.45%                 8/15/2002                  19,500         19,496
Raytheon Co.                             6.50%                 7/15/2005                   3,900          3,842
Raytheon Co.                             6.75%                 8/15/2007                   1,900          1,871
Raytheon Co.                             6.75%                 3/15/2018                   1,600          1,502
Raytheon Co.                             7.00%                 11/1/2028                  10,880         10,338
Rockwell International Corp.            8.875%                 9/15/1999                     110            111
Rohm & Haas Co.                          6.95%                 7/15/2004                   7,200          7,187

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
                                          COUPON                      DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                            7.40%                 7/15/2009                 $ 2,700     $    2,700
Rohm & Haas Co.                            7.85%                 7/15/2029                  11,900         11,891
Rohm & Haas Co.                            9.80%                 4/15/2020                   4,450          5,260
Safeway Inc.                               5.75%                11/15/2000                  23,950         23,811
Safeway Inc.                              5.875%                11/15/2001                  10,450         10,303
Safeway Inc.                               6.85%                 9/15/2004                  19,300         19,359
Safeway Inc.                               7.00%                 9/15/2007                   2,150          2,147
Sears, Roebuck & Co. Acceptance Corp.     6.125%                 1/15/2006                   5,500          5,231
Sears, Roebuck & Co. Acceptance Corp.      6.25%                 1/15/2004                   2,700          2,621
Sears, Roebuck & Co. Acceptance Corp.      6.50%                 6/15/2000                  18,185         18,278
Sears, Roebuck & Co. Acceptance Corp.      6.63%                  7/9/2002                   1,600          1,610
Sears, Roebuck & Co. Acceptance Corp.      7.19%                 6/18/2001                     800            814
Sears, Roebuck & Co. Acceptance Corp.     9.375%                 11/1/2011                   1,845          2,134
TCI Communications, Inc.                   7.25%                  8/1/2005                   5,480          5,578
TCI Communications, Inc.                  7.875%                  8/1/2013                  10,950         11,594
TCI Communications, Inc.                   8.00%                  8/1/2005                     990          1,047
TCI Communications, Inc.                   8.65%                 9/15/2004                   5,000          5,449
Tele-Communications, Inc.                 6.375%                  5/1/2003                  43,475         43,263
Tele-Communications, Inc.                 9.875%                 6/15/2022                     500            643
Tenneco, Inc.                              8.20%                11/15/1999                  12,500         12,593
Tenneco, Inc.                            10.075%                  2/1/2001                   5,150          5,399
Texaco Capital Corp.                       5.70%                 12/1/2008                   2,425          2,256
Texaco Capital Corp.                       7.50%                  3/1/2043                     850            840
Texaco Capital Corp.                       8.25%                 10/1/2006                   2,300          2,502
Texaco Capital Corp.                      8.875%                  9/1/2021                     705            831
Texaco Capital Corp.                       9.00%                12/15/1999                     300            305
Texas Instruments Inc.                    6.125%                  2/1/2006                   6,300          6,085
Time Warner Entertainment                 8.375%                 3/15/2023                   8,150          8,868
Time Warner Entertainment                 9.625%                  5/1/2002                   3,900          4,209
Time Warner Inc.                           7.57%                  2/1/2024                   1,500          1,490
Time Warner Inc.                           7.75%                 6/15/2005                   9,000          9,300
Time Warner Inc.                          9.125%                 1/15/2013                   1,000          1,140
Tosco Corp.                                7.00%                 7/15/2000                  16,000         16,102
Tosco Corp.                                7.80%                  1/1/2027                   1,650          1,658
Tyco International Group SA               6.875%                 1/15/2029                  17,000         15,487
USA Waste Services Inc.                    7.00%                 7/15/2028                   2,700          2,515
USA Waste Services Inc.                   7.125%                12/15/2017                   1,505          1,451
Union Carbide Corp.                        6.70%                  4/1/2009                   2,000          1,918
Union Carbide Corp.                        6.75%                  4/1/2003                   3,500          3,475
Union Carbide Corp.                        7.75%                 10/1/2096                   4,350          4,193
Union Carbide Corp.                       7.875%                  4/1/2023                   4,755          4,824
Union Oil of California                   6.375%                  2/1/2004                   2,000          1,956
Union Oil of California                    7.20%                 5/15/2005                   5,000          5,020
Union Pacific Corp.                       6.125%                 1/15/2004                   1,000            971
Union Pacific Corp.                       6.625%                  2/1/2029                  12,250         10,750
Union Pacific Corp.                        7.00%                 6/15/2000                   5,000          5,044
Union Pacific Corp.                        7.00%                  2/1/2016                   1,450          1,372
Union Pacific Corp.                       8.625%                 5/15/2022                   2,865          3,027
United Technologies Corp.                  6.70%                  8/1/2028                  10,442          9,763
United Technologies Corp.                 8.875%                11/15/2019                   4,000          4,691
United Telecom                             9.75%                  4/1/2000                   1,000          1,026
WMX Technologies Inc.                      6.25%                10/15/2000                   3,315          3,314
WMX Technologies Inc.                      7.65%                 3/15/2011                   4,400          4,490
Whirlpool Corp.                            9.00%                  3/1/2003                   2,250          2,395
Whirlpool Corp.                            9.10%                  2/1/2008                     940          1,044
                                                                                                     ------------
                                                                                                        1,019,843
                                                                                                     ------------
UTILITIES (3.8%)
AT&T Corp.                                7.125%                 1/15/2002                   1,100          1,122
AT&T Corp.                                 8.35%                 1/15/2025                   2,350          2,455
Alabama Power Co.                          6.00%                  3/1/2000                   1,950          1,951
Ameritech Capital Funding                  7.50%                  4/1/2005                   4,950          5,170
Arizona Public Service Co.                5.875%                 2/15/2004                   6,500          6,273

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE         MARKET
                                                                    MATURITY                  AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                COUPON                      DATE                   (000)          (000)
-------------------------------------------------------------------------------------------------------------------
Arizona Public Service Co.                   7.25%                  8/1/2023                 $ 2,150        $ 2,047
Baltimore Gas & Electric Co.                8.375%                 8/15/2001                   5,570          5,806
Bell Atlantic Corp.                          7.00%                 6/15/2013                   4,000          4,049
Bellsouth Capital Funding                    6.04%                11/15/2026                   1,350          1,345
CMS Panhandle Holding Co.                   6.125%                 3/15/2004                   4,300          4,182
CMS Panhandle Holding Co.                    6.50%                 7/15/2009                   9,900          9,342
CMS Panhandle Holding Co.                    7.00%                 7/15/2029                   5,825          5,326
Carolina Power & Light Co.                  6.875%                 8/15/2023                   2,550          2,398
Carolina Power & Light Co.                   8.20%                  7/1/2022                     110            111
Cincinnati Gas & Electric Co.                6.45%                 2/15/2004                   2,000          1,991
Coastal Corp.                                7.42%                 2/15/2037                   5,800          5,644
Coastal Corp.                                7.75%                10/15/2035                   6,600          6,608
Coastal Corp.                               8.125%                 9/15/2002                   2,300          2,395
Coastal Corp.                               9.625%                 5/15/2012                   4,700          5,631
Commonwealth Edison                         7.375%                 9/15/2002                   7,500          7,774
Consolidated Edison Co. of New York, Inc.   6.375%                  4/1/2003                   5,000          4,984
Consolidated Edison Co. of New York, Inc.   6.625%                  2/1/2002                   1,000          1,007
El Paso Energy Corp.                         6.75%                 5/15/2009                   3,000          2,872
Enron Corp.                                  6.40%                 7/15/2006                   8,250          7,907
Enron Corp.                                  6.45%                11/15/2001                   1,000            997
Enron Corp.                                 6.625%                11/15/2005                   1,100          1,076
Enron Corp.                                 6.875%                10/15/2007                   7,500          7,389
Enron Corp.                                 7.125%                 5/15/2007                   6,100          6,068
Enron Corp.                                 7.625%                 9/10/2004                   2,000          2,060
Enron Corp.                                  9.65%                 5/15/2001                   4,150          4,380
GTE Corp.                                    7.83%                  5/1/2023                   4,000          4,017
GTE Corp.                                    8.75%                 11/1/2021                   3,435          4,005
GTE Corp.                                    9.10%                  6/1/2003                     225            245
GTE Florida, Inc.                            6.31%                12/15/2002                   5,000          4,985
GTE South Inc.                              6.125%                 6/15/2007                  11,000         10,509
HNG Internorth                              9.625%                 3/15/2006                   4,680          5,255
Houston Lighting & Power Co.                 8.75%                  3/1/2022                   1,050          1,110
Illinois Power Co.                           7.50%                 7/15/2025                   4,200          3,977
KN Energy, Inc.                              6.45%                  3/1/2003                   9,200          8,991
MCI Communications Corp.                     6.50%                 4/15/2010                  11,175         10,721
MCI Communications Corp.                     7.50%                 8/20/2004                   4,050          4,170
MCI Communications Corp.                     7.75%                 3/23/2025                   4,650          4,554
Michigan Bell Telephone Co.                  7.50%                 2/15/2023                   1,610          1,569
Midamerican Funding LLC                      5.85%                  3/1/2001                  33,200         32,959
National Rural Utility Co.                   5.00%                 10/1/2002                  11,700         11,288
National Rural Utility Co.                   6.20%                  2/1/2008                  18,000         17,304
National Rural Utility Co.                   6.75%                  9/1/2001                   4,350          4,402
New England Telephone & Telegraph Co.       6.875%                 10/1/2023                   2,815          2,608
New England Telephone & Telegraph Co.       7.875%                11/15/2029                   6,150          6,564
New England Telephone & Telegraph Co.       8.625%                  8/1/2001                   2,500          2,627
New England Telephone & Telegraph Co.        9.00%                  8/1/2031                   3,750          4,120
New Jersey Bell Telephone Co.               6.625%                  4/1/2008                     190            187
New York Telephone Co.                      6.125%                 1/15/2010                   1,250          1,181
New York Telephone Co.                       7.25%                 2/15/2024                   5,000          4,850
Northern States Power Co.                   7.125%                  7/1/2025                   5,000          4,963
Pacific Bell Telephone Co.                   7.25%                  7/1/2002                     250            257
Pacific Gas & Electric Co.                   6.25%                  8/1/2003                   5,000          4,965
Pacific Gas & Electric Co.                   6.75%                 10/1/2023                     150            136
Pacific Gas & Electric Co.                   8.25%                 11/1/2022                   4,000          4,131
Pacific Gas & Electric Co.                  8.375%                  5/1/2025                   5,000          5,266
Pacific Gas & Electric Co.                   8.75%                  1/1/2001                   2,000          2,073
PP&L Resources Inc.                          6.50%                  4/1/2005                     135            135
Public Service Electric & Gas Co.            6.50%                  5/1/2004                     170            166
South Carolina Electric & Gas                9.00%                 7/15/2006                     145            161
Southern California Edison Co.              5.625%                 10/1/2002                   4,000          3,928
Southern California Edison Co.              6.375%                 1/15/2006                   2,350          2,315

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                                     MATURITY     AMOUNT         VALUE*
                                                                          COUPON         DATE      (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
Southern California Gas                                                   7.375%     3/1/2023    $   120        $   114
Southwestern Bell Telephone Co.                                            5.75%     9/1/2004      2,000          1,913
Southwestern Bell Telephone Co.                                            7.25%    7/15/2025     10,650         10,244
Southwestern Bell Telephone Co.                                           7.625%     3/1/2023      8,355          8,297
Sprint Capital Corp.                                                      6.875%   11/15/2028     22,050         20,112
Texas Utilities Co.                                                        7.17%     8/1/2007        650            660
Texas Utilities Co.                                                       7.375%     8/1/2001      2,800          2,855
Texas Utilities Co.                                                       7.875%     3/1/2023      2,075          2,083
Texas Utilities Co.                                                        8.25%     4/1/2004      4,900          5,176
Texas Utilities Co.                                                        8.75%    11/1/2023        180            193
Union Electric Power Co.                                                   6.75%     5/1/2008         40             40
US West Capital Funding, Inc.                                             6.125%    7/15/2002      3,000          2,956
U S WEST Communications Group                                             6.875%    9/15/2033        165            146
U S WEST Communications Group                                              7.25%    9/15/2025     18,000         17,409
Virginia Electric & Power Co.                                             6.625%     4/1/2003      2,300          2,308
Virginia Electric & Power Co.                                              6.75%    10/1/2023     17,000         15,639
Wisconsin Electric Power Co.                                               7.70%   12/15/2027         65             63
Worldcom Inc.                                                             6.125%    8/15/2001     42,360         42,144
Worldcom Inc.                                                              6.25%    8/15/2003     12,000         11,826
Worldcom Inc.                                                              6.40%    8/15/2005        180            177
Worldcom Inc.                                                              6.95%    8/15/2028      1,500          1,422
                                                                                                             ----------
                                                                                                                446,831
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,019,905)                                                                                          3,955,849
-----------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.6%)
-----------------------------------------------------------------------------------------------------------------------
Ahold Finance USA Inc.                                                     6.25%     5/1/2009     10,000          9,430
Ahold Finance USA Inc.                                                    6.875%     5/1/2029      2,300          2,145
Province of Alberta                                                        9.25%     4/1/2000      5,075          5,200
Amoco Canada Petroleum Co.                                                 6.75%    2/15/2005        145            146
Asian Development Bank                                                    9.125%     6/1/2000        740            763
Bayerische Landesbank                                                     5.875%     4/7/2000     21,500         21,528
Bayerische Landesbank                                                     7.375%   12/14/2002        145            150
British Aerospace                                                          8.50%    6/10/2002      3,000          3,138
Province of British Columbia                                               7.00%    1/15/2003      2,550          2,604
Canadian Imperial Bank of Commerce (NY)                                    6.20%     8/1/2000     55,200         55,451
Canadian National Railway Co.                                              6.80%    7/15/2018     13,750         12,931
Canadian National Railway Co.                                              6.90%    7/15/2028      4,000          3,723
Republic of Chile                                                         6.875%    4/28/2009     15,700         14,752
Embotelladora Andina SA                                                   7.875%    10/1/2097     10,200          7,656
European Investment Bank                                                 10.125%    10/1/2000        125            131
Falconbridge Ltd.                                                          7.35%    11/1/2006      1,000            945
Republic of Finland                                                       7.875%    7/28/2004     10,300         11,019
Grand Metropolitan Investment Corp.                                       8.625%    8/15/2001      2,600          2,716
Grand Metropolitan Investment Corp.                                        9.00%    8/15/2011      2,225          2,592
Hanson Overseas                                                           7.375%    1/15/2003      7,100          7,270
Inter-American Development Bank                                           7.125%    3/15/2023        975            960
Inter-American Development Bank                                            8.50%    3/15/2011      2,705          3,147
International Bank for Reconstruction & Development                        9.25%    7/15/2017      1,615          2,079
Israel Electric Corp.                                                      7.75%     3/1/2009     18,500         18,358
KFW International Finance, Inc.                                            7.20%    3/15/2014      3,550          3,710
KFW International Finance, Inc.                                           7.625%    2/15/2004     11,650         12,221
KFW International Finance, Inc.                                           9.125%    5/15/2001      2,400          2,528
Korean Development Bank                                                   7.125%    4/22/2004     43,000         42,074
Korea Electric Power                                                       7.00%     2/1/2007      8,000          7,355
Korea Electric Power                                                       7.75%     4/1/2013     18,100         16,853
Province of Manitoba                                                      6.125%    1/19/2004      8,000          7,896
Province of Manitoba                                                      6.875%    9/15/2002     13,369         13,592
Province of Manitoba                                                       7.75%     2/1/2002      6,975          7,212
Province of Manitoba                                                       8.75%    5/15/2001      6,200          6,477
Province of Manitoba                                                       9.25%     4/1/2020      2,645          3,301

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE         MARKET
                                                                         MATURITY                  AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                COUPON           DATE                   (000)          (000)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                         9.50%      10/1/2000                $  1,560    $     1,624
Province of Manitoba                                        9.625%      12/1/2018                   3,500          4,481
National Australia Bank                                      6.60%     12/10/2007                   2,000          1,936
National Westminster Bancorp Inc.                           9.375%     11/15/2003                   3,950          4,365
Province of New Brunswick                                    6.75%      8/15/2013                     210            210
Province of New Brunswick                                    8.75%       5/1/2022                   5,100          6,150
Province of New Brunswick                                    9.75%      5/15/2020                   8,500         11,056
New Zealand Government                                       8.75%     12/15/2006                   1,175          1,313
New Zealand Government                                     10.625%     11/15/2005                     400            481
Province of Newfoundland                                     7.32%     10/13/2023                   8,050          8,032
Province of Newfoundland                                     9.00%       6/1/2019                   1,400          1,641
Noranda Forest                                               7.50%      7/15/2003                   7,825          7,852
Noranda, Inc.                                                7.00%      7/15/2005                   1,045          1,000
Northern Telecom Ltd.                                       6.875%       9/1/2023                   4,565          4,427
Province of Ontario                                         7.375%      1/27/2003                     915            945
Province of Ontario                                          7.75%       6/4/2002                   1,175          1,225
Pemex Finance Ltd.                                          6.125%     11/15/2003                  15,750         15,652
Petro-Canada                                                7.875%      6/15/2026                  10,000         10,154
Petro-Canada                                                 9.25%     10/15/2021                     700            811
Petro Geo-Services                                           6.25%     11/19/2003                   2,500          2,427
Petro Geo-Services                                          6.625%      3/30/2008                   7,675          7,245
Petro Geo-Services                                          7.125%      3/30/2028                   9,370          8,464
Petro Geo-Services                                           7.50%      3/31/2007                   6,510          6,508
Pohang Iron & Steel Co. Ltd.                                7.125%      7/15/2004                   5,250          5,000
Republic of Portugal                                         5.75%      10/8/2003                  19,350         19,008
The State of Qatar                                           9.50%      5/21/2009                  17,850         18,057
Province of Quebec                                          7.125%       2/9/2024                   1,000            980
Province of Saskatchewan                                    6.625%      7/15/2003                  19,750         19,872
Province of Saskatchewan                                    7.125%      3/15/2008                   1,200          1,232
Province of Saskatchewan                                    7.375%      7/15/2013                   1,800          1,881
Province of Saskatchewan                                     8.00%      7/15/2004                  15,950         16,986
Sweden Global Bond                                           6.50%       3/4/2003                     145            147
Swiss Bank Corp.                                             7.00%     10/15/2015                     750            711
Swiss Bank Corp.                                            7.375%      7/15/2015                   2,000          1,961
Swiss Bank Corp.-New York                                   7.375%      6/15/2017                   1,600          1,564
TPSA Finance BV                                              7.75%     12/10/2008                   8,350          8,099
Telecomunicaciones de Puerto Rico                            6.15%      5/15/2002                   6,300          6,205
Telecomunicaciones de Puerto Rico                            6.65%      5/15/2006                  11,600         11,118
Telecomunicaciones de Puerto Rico                            6.80%      5/15/2009                   4,600          4,411
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $542,982)                                                                                               537,284
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                       4.87%       7/1/1999                 143,822        143,822
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                         4.96%-4.98%       7/1/1999                  19,375         19,375
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $163,197)                                                                                               163,197
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (COST $11,938,854)                                                                                         11,775,473
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.3%)                                                                        (35,417)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                            $11,740,056
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                           $11,775,473
Receivables for Investment Securities Sold                                                                        461,075
Other Assets--Note B                                                                                              188,745
                                                                                                              ------------
   Total Assets                                                                                                12,425,293
                                                                                                              ------------
LIABILITIES
Payables for Investment Securities Purchased                                                                     (625,466)
Other Liabilities--Note F                                                                                         (59,771)
                                                                                                              ------------
   Total Liabilities                                                                                             (685,237)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $11,740,056
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                              $11,920,489
 Undistributed Net Investment Income                                                                                   --
 Accumulated Net Realized Losses                                                                                  (17,052)
 Unrealized Depreciation--Note E                                                                                 (163,381)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $11,740,056
==========================================================================================================================

 Investor Shares--Net Assets applicable to 895,527,430 outstanding
   $.001 par value shares of beneficial interest**                                                             $8,786,781
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                         $9.81
==========================================================================================================================
 Institutional Shares--Net Assets applicable to 300,990,694 outstanding
   $.001 par value shares of beneficial interest**                                                             $2,953,275
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                    $9.81
==========================================================================================================================

**Unlimited Authorization.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.8%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (48.8%)
U.S. Treasury Bond                                          10.75%             5/15/2003             $ 6,200     $  7,250
U.S. Treasury Bond                                         11.625%            11/15/2002              36,425       42,885
U.S. Treasury Bond                                         11.875%            11/15/2003              44,650       54,891
U.S. Treasury Bond                                         12.375%             5/15/2004              19,500       24,804
U.S. Treasury Note                                           5.50%            12/31/2000                 600          600
U.S. Treasury Note                                           5.50%             5/31/2003              26,550       26,338
U.S. Treasury Note                                          5.625%            11/30/2000               5,400        5,413
U.S. Treasury Note                                           5.75%            10/31/2000              30,600       30,722
U.S. Treasury Note                                           5.75%            11/15/2000              13,800       13,854
U.S. Treasury Note                                          5.875%             9/30/2002               2,800        2,817
U.S. Treasury Note                                           6.00%             8/15/2000              13,000       13,087
U.S. Treasury Note                                          6.125%             7/31/2000              26,200       26,410
U.S. Treasury Note                                          6.375%             8/15/2002               4,250        4,334
U.S. Treasury Note                                          6.625%             4/30/2002              14,435       14,799
U.S. Treasury Note                                           7.50%            11/15/2001              66,875       69,511
U.S. Treasury Note                                           7.50%             5/15/2002              22,150       23,207
U.S. Treasury Note                                           7.75%             2/15/2001              30,600       31,659
U.S. Treasury Note                                          7.875%             8/15/2001              28,250       29,529
U.S. Treasury Note                                           8.00%             5/15/2001               6,100        6,363
U.S. Treasury Note                                           8.50%            11/15/2000              25,425       26,441
U.S. Treasury Note                                           8.75%             8/15/2000               1,200        1,243
U.S. Treasury Note                                          13.75%             8/15/2004                 800        1,075
                                                                                                                 ---------
                                                                                                                  457,232
                                                                                                                 ---------
AGENCY BONDS & NOTES (11.0%)
Federal Farm Credit Bank                                     4.80%             11/6/2003              10,000        9,482
Federal Home Loan Bank                                      5.575%              9/2/2003               4,300        4,206
Federal Home Loan Bank                                       5.60%              9/2/2003              10,000        9,791
Federal Home Loan Bank                                      5.605%              3/3/2003               1,150        1,127
Federal Home Loan Bank                                       5.63%              9/2/2003              10,000        9,802
Federal Home Loan Bank                                       5.66%             1/13/2003              10,000        9,839
Federal Home Loan Bank                                      5.675%             8/18/2003               3,000        2,946
Federal Home Loan Bank                                       5.86%             4/28/2003               1,900        1,880
Federal Home Loan Mortgage Corp.                             5.00%             1/15/2004              25,000       23,843
Federal Home Loan Mortgage Corp.                             5.89%             7/17/2003               7,000        6,891
Federal National Mortgage Assn.                              5.75%             4/15/2003               1,500        1,483
Federal National Mortgage Assn.                              5.90%              7/9/2003              13,800       13,590
Federal National Mortgage Assn.                              5.91%             8/25/2003               2,600        2,565
Federal National Mortgage Assn.                              5.96%             4/23/2003               1,200        1,185
Federal National Mortgage Assn.                              5.97%              7/3/2003               4,000        3,947
                                                                                                                 ---------
                                                                                                                  102,577
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $567,033)                                                                                                 559,809
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.4%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.0%)
ARG Funding Corp.                                            5.88%             5/20/2003 (1)           2,700        2,662
AT&T Universal Card Master Trust                             5.95%            10/17/2002 (1)           2,250        2,259
Advanta Credit Card Master Trust                             6.05%              8/1/2003 (1)           2,500        2,510
Advanta Mortgage Loan Trust                                  6.21%            11/25/2016 (1)           2,400        2,361
American Express Credit Card Master Trust                    6.80%            12/15/2003 (1)           4,000        4,056
California Infrastructure & Econ. Dev. Bank SP Trust PG&E    6.16%             6/25/2003 (1)           1,250        1,255
Chase Manhattan Credit Card Master Trust                     6.30%             4/15/2003 (1)           2,500        2,521
CIT RV Trust                                                 5.78%             7/15/2008 (1)           1,350        1,347
CIT RV Trust                                                 5.96%             4/15/2011 (1)           1,200        1,194
Discover Card Master Trust                                   5.65%            11/15/2004 (1)           3,200        3,158
First Bank Corp. Card Master Trust                           6.40%             2/15/2003 (1)           1,000        1,005
Ford Credit Auto Loan Master Trust                           6.50%             8/15/2002 (1)           2,250        2,268
Ford Credit Auto Owner Trust                                 5.90%             6/15/2002 (1)           6,000        5,992
MMCA Automobile Trust                                        5.50%             7/15/2005 (1)           6,000        5,969
PECO Energy Transition Trust                                 5.63%             6/26/2006 (1)           4,400        4,309

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Premier Auto Trust                                           5.69%              6/8/2002 (1)         $ 3,500     $  3,497
Sears Credit Account Master Trust                            5.80%             8/15/2005 (1)           3,000        3,000
Sears Credit Account Master Trust                            8.10%             6/15/2004 (1)           1,979        2,018
Toyota Auto Lease Trust                                      5.35%             7/25/2002 (1)           4,075        4,036
Toyota Auto Lease Trust                                      6.35%             4/26/2004 (1)             550          552
                                                                                                                 ---------
                                                                                                                   55,969
                                                                                                                 ---------
FINANCE (14.6%)
American General Finance Corp.                              5.875%              7/1/2000                 450          449
American General Finance Corp.                               7.45%              7/1/2002                 425          437
Associates Corp.                                             6.50%             7/15/2002               2,000        2,008
Associates Corp.                                             6.50%             8/15/2002               1,150        1,153
Associates Corp.                                             6.50%            10/15/2002               1,250        1,254
Associates Corp.                                             7.50%             4/15/2002               1,400        1,440
Banc One Corp.                                               6.25%             10/1/2001               2,000        2,000
BankAmerica Corp.                                            7.75%             7/15/2002                 250          259
BankAmerica Corp.                                           7.875%             12/1/2002               1,500        1,563
BankAmerica Corp.                                           8.125%              2/1/2002               2,500        2,600
BankAmerica Corp.                                           9.625%             2/13/2001                 400          421
BankAmerica Corp.                                           10.00%              2/1/2003                 700          775
Bear, Stearns & Co., Inc.                                    6.20%             3/30/2003               3,455        3,386
Bear, Stearns & Co., Inc.                                   7.625%             4/15/2000                 750          760
CIT Group Inc.                                               5.35%            12/15/2000               5,000        4,948
Case Credit Corp.                                            6.15%              3/1/2002               4,500        4,502
The Chase Manhattan Corp.                                    7.75%             11/1/1999                 135          136
The Chase Manhattan Corp.                                    8.50%             2/15/2002               2,000        2,098
The Chase Manhattan Corp.                                   8.625%              5/1/2002               1,000        1,055
Chemical Bank Corp.                                          7.25%             9/15/2002               1,500        1,533
Chrysler Financial Co. LLC                                   5.25%            10/19/2000               5,000        4,958
Chrysler Financial Co. LLC                                  6.625%             8/15/2000                 450          453
Citicorp                                                    7.125%             3/15/2004               2,000        2,044
Citicorp                                                     9.75%              8/1/1999               1,000        1,003
Comdisco Inc.                                                6.32%            11/27/2000               1,600        1,599
Countrywide Funding                                          8.25%             7/15/2002                 250          261
Dean Witter, Discover & Co.                                  6.25%             3/15/2000                 210          211
Dean Witter, Discover & Co.                                 6.875%              3/1/2003                 400          404
Donaldson Lufkin & Jenrette, Inc.                            6.00%             12/1/2001               5,000        4,954
Equity Residential Properties                                6.55%            11/15/2001               1,350        1,341
Finova Capital Corp                                         5.875%            10/15/2001               1,750        1,727
First Chicago Corp.                                         7.625%             1/15/2003                 600          620
First Chicago Corp.                                          8.25%             6/15/2002               1,345        1,411
First Chicago Corp.                                         9.875%             8/15/2000                 150          156
First Chicago Corp.                                         10.25%              5/1/2001                 250          267
First Fidelity Bancorp                                      9.625%             8/15/1999                 800          804
First Interstate Bancorp                                   10.875%             4/15/2001                 250          269
First Union Corp.                                            8.00%            11/15/2002               2,000        2,086
First Union Corp.                                           8.125%             6/24/2002               1,600        1,669
Fleet Credit Card                                            6.82%              4/9/2001               2,700        2,724
Ford Motor Credit Co.                                       5.125%            10/15/2001               3,400        3,321
Ford Motor Credit Co.                                       6.625%             6/30/2003               1,500        1,501
Ford Motor Credit Co.                                        7.00%             9/25/2001                 600          608
Ford Motor Credit Co.                                        7.50%             1/15/2003               1,525        1,571
Ford Motor Credit Co.                                        8.20%             2/15/2002               1,900        1,980
General Motors Acceptance Corp.                              5.50%            12/15/2001                 750          731
General Motors Acceptance Corp.                              5.50%             1/14/2002               6,000        5,880
General Motors Acceptance Corp.                             7.125%              5/1/2001               2,400        2,436
Great Western Finance                                       6.375%              7/1/2000               2,000        2,006
HRPT Properties Trust                                        6.75%            12/18/2002               1,250        1,203
Household Finance Corp.                                     7.625%             1/15/2003               2,000        2,060
International Lease Finance Corp.                            6.31%              9/1/2000               1,020        1,024
Lehman Brothers Holdings Inc.                               6.375%            10/23/2000               4,835        4,826
Lehman Brothers Holdings Inc.                                6.90%             1/29/2001               2,000        2,007

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                                7.00%             5/15/2003             $ 4,000     $  3,976
Mack-Cali Realty                                             7.00%             3/15/2004               2,000        1,954
Mellon Bank NA                                               6.75%              6/1/2003                 225          227
Mellon Financial Corp.                                      7.625%            11/15/1999                 600          605
Merrill Lynch & Co., Inc.                                    5.71%             1/15/2002               1,400        1,380
Merrill Lynch & Co., Inc.                                    5.87%            11/15/2001               1,600        1,589
Merrill Lynch & Co., Inc.                                    5.88%             1/15/2004               1,500        1,457
Merrill Lynch & Co., Inc.                                    6.00%             1/15/2001               2,000        1,998
Merrill Lynch & Co., Inc.                                    6.07%            10/15/2001               2,300        2,294
Merrill Lynch & Co., Inc.                                    6.38%             7/18/2000               1,000        1,005
Merrill Lynch & Co., Inc.                                    6.50%              4/1/2001               1,500        1,509
Merrill Lynch & Co., Inc.                                    8.00%              2/1/2002                 400          416
NationsBank Corp.                                            7.00%             9/15/2001               1,500        1,523
NationsBank Corp.                                           8.125%             6/15/2002               1,000        1,045
Norwest Financial, Inc.                                      7.00%             1/15/2003                 110          112
Norwest Financial, Inc.                                     7.875%             2/15/2002               2,000        2,070
Orion Capital Corp.                                         9.125%              9/1/2002               1,500        1,569
PaineWebber Group, Inc.                                     6.375%             5/15/2004               1,500        1,458
PaineWebber Group, Inc.                                      7.00%              3/1/2000               2,450        2,463
PaineWebber Group, Inc.                                     7.875%             2/15/2003                 250          258
Popular Inc.                                                 6.20%             4/30/2001               2,500        2,476
Republic New York Corp.                                      7.75%             5/15/2002                 700          722
Salomon Smith Barney Holdings Inc.                          5.875%              2/1/2001                 700          696
Summit Properties Inc.                                       6.80%             8/15/2002               1,500        1,462
Toyota Motor Credit Corp.                                    5.50%             9/17/2001               2,500        2,467
Travelers/Aetna Property Casualty Corp.                      6.75%             4/15/2001               4,000        4,038
Wells Fargo & Co.                                           6.875%             5/10/2001               2,750        2,782
                                                                                                                 ---------
                                                                                                                  136,443
                                                                                                                 ---------
INDUSTRIAL (8.8%)
Air Products & Chemicals, Inc.                               6.25%             6/15/2003                 125          123
Archer-Daniels-Midland Co.                                   6.25%             5/15/2003                 250          248
BP America, Inc.                                            9.375%             11/1/2000               1,004        1,048
Black & Decker Corp.                                         7.50%              4/1/2003               3,200        3,287
CSX Corp                                                     7.05%              5/1/2002               1,000        1,007
CVS Corp.                                                    5.50%             2/15/2004               4,000        3,853
Conoco Inc.                                                  5.90%             4/15/2004               3,500        3,410
Continental Airlines P/T Trust                              6.331%             4/15/2004 (1)           1,694        1,685
Cyprus AMAX Minerals Co.                                   10.125%              4/1/2002               1,500        1,585
Dayton Hudson Corp.                                         10.00%             12/1/2000               1,200        1,263
Dillard's Inc.                                               5.79%            11/15/2001               2,000        1,967
The Walt Disney Co.                                         6.375%             3/30/2001               1,000        1,006
Federated Department Stores, Inc.                            8.50%             6/15/2003               2,000        2,130
First Data Corp.                                            6.625%              4/1/2003               4,200        4,214
Ford Capital BV                                              9.50%              7/1/2001                 675          715
Ford Capital BV                                             9.875%             5/15/2002               1,520        1,651
General Motors Corp.                                        9.125%             7/15/2001               1,000        1,053
Illinois Central Railroad Co.                                6.75%             5/15/2003               3,000        2,999
Johnson & Johnson                                           7.375%             6/29/2002                 200          207
Kimberly-Clark                                              8.625%              5/1/2001                 100          105
Lucent Technologies, Inc.                                    6.90%             7/15/2001               1,000        1,017
Lockheed Martin Corp.                                        6.50%             4/15/2003               1,000          985
McDonald's Corp.                                             6.75%             2/15/2003                 450          452
Mobil Corp.                                                 8.375%             2/12/2001               2,238        2,319
Monsanto Co.                                                5.375%             12/1/2001               5,000        4,901
Norfolk Southern Corp.                                      6.875%              5/1/2001               3,150        3,178
Occidental Petroleum Corp.                                   8.50%             11/9/2001               1,500        1,548
J.C. Penney & Co., Inc.                                      9.05%              3/1/2001                 375          390
Phillips Petroleum Co.                                       9.00%              6/1/2001               1,500        1,570
Praxair, Inc.                                                6.25%             6/30/2000               1,250        1,253
Praxair, Inc.                                                6.70%             4/15/2001               4,000        4,015
Praxair, Inc.                                                6.75%              3/1/2003               1,250        1,245
Raytheon Co.                                                 5.70%             11/1/2003               3,000        2,903

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                 5.95%             3/15/2001             $ 1,500     $  1,493
Raytheon Co.                                                 6.30%             8/15/2000               1,750        1,755
Rohm & Haas Co.                                              6.95%             7/15/2004               4,000        3,993
Safeway Inc.                                                 5.75%            11/15/2000               1,700        1,690
Safeway Inc.                                                5.875%            11/15/2001                 750          739
Sears, Roebuck & Co. Acceptance Corp.                        6.50%             6/15/2000               1,500        1,508
Tele-Communications, Inc.                                   6.375%              5/1/2003               2,300        2,289
Tenneco, Inc.                                                8.20%            11/15/1999                 350          353
Texaco Capital Corp.                                         9.00%            12/15/1999                 700          711
Union Carbide Corp.                                          6.75%              4/1/2003               2,000        1,986
Union Pacific Corp.                                          9.87%            11/14/2000               1,000        1,047
WMX Technologies Inc.                                        6.25%            10/15/2000               3,000        2,999
Waste Management Inc.                                        7.70%             10/1/2002               2,225        2,295
Whirlpool Corp.                                              9.00%              3/1/2003                 400          426
Xerox Corp.                                                 8.125%             4/15/2002                 150          157
                                                                                                                 ---------
                                                                                                                   82,773
                                                                                                                 ---------
UTILITIES (5.0%)
Alabama Power Co.                                            6.00%              3/1/2000               1,050        1,051
Arizona Public Service Co.                                  5.875%             2/15/2004                 500          483
Baltimore Gas & Electric Co.                                 7.25%              7/1/2002                 200          206
CMS Panhandle Holding Co.                                   6.125%             3/15/2004               2,800        2,723
Coastal Corp.                                               8.125%             9/15/2002               1,700        1,770
Commonwealth Edison                                         7.375%             9/15/2002               2,950        3,043
Consolidated Edison Co. of New York, Inc.                   6.625%              2/1/2002                 500          504
Enron Corp.                                                 9.125%              4/1/2003               2,000        2,146
Florida Power & Light Co.                                   6.625%              2/1/2003                 210          210
KN Energy, Inc.                                              6.45%            11/30/2001               1,000          980
Midamerican Funding LLC                                      5.85%              3/1/2001               1,900        1,886
National Rural Utility Co.                                   5.00%             10/1/2002                 800          772
National Rural Utility Co.                                   6.75%              9/1/2001               2,500        2,530
New England Telephone & Telegraph Co.                       8.625%              8/1/2001               3,000        3,152
Pacific Bell Telephone Co.                                   7.25%              7/1/2002                 450          462
Pacific Gas & Electric Co.                                   6.25%              8/1/2003               1,000          993
Pacific Gas & Electric Co.                                  7.875%              3/1/2002               3,000        3,110
PP&L Resources Inc.                                          6.00%              6/1/2000               1,000        1,001
PP&L Resources Inc.                                          7.75%              5/1/2002               1,000        1,031
Public Service of Colorado                                   6.00%              1/1/2001               1,000          995
Texas Utilities Co.                                         7.375%              8/1/2001                 450          459
Texas Utilities Co.                                         8.125%              2/1/2002                 600          624
Union Electric Power Co.                                     7.65%             7/15/2003               3,000        3,115
US West Capital Funding, Inc.                               6.125%             7/15/2002               4,000        3,942
Virginia Electric & Power Co.                               6.625%              4/1/2003               3,000        3,010
Worldcom Inc.                                               6.125%             8/15/2001               4,250        4,228
Worldcom Inc.                                                6.25%             8/15/2003               3,000        2,957
                                                                                                                 ---------
                                                                                                                   47,383
                                                                                                                 ---------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $325,452)                                                                                                 322,568
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.3%)
--------------------------------------------------------------------------------------------------------------------------
Asian Development Bank                                      9.125%              6/1/2000                 700          721
Bank of Nova Scotia                                         6.875%              5/1/2003                 750          756
Bayerische Landesbank                                       5.875%              4/7/2000               1,600        1,602
Canadian Imperial Bank of Commerce (NY)                      6.20%              8/1/2000               3,600        3,616
Grand Metropolitan Investment Corp.                         8.625%             8/15/2001               1,000        1,045
Hanson Overseas                                             7.375%             1/15/2003               1,250        1,280
KFW International Finance, Inc.                             9.125%             5/15/2001                 400          421
Korean Development Bank                                     7.125%             4/22/2004               3,900        3,816
Korea Electric Power                                         7.00%              2/1/2007               1,650        1,517
Province of Manitoba                                        6.875%             9/15/2002               2,500        2,542
Province of Manitoba                                         7.75%              2/1/2002               1,500        1,551
Province of Manitoba                                         8.75%             5/15/2001               1,000        1,045

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM BOND INDEX FUND                                  COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                         9.50%             10/1/2000             $   450     $    469
National Westminster Bancorp Inc.                            9.45%              5/1/2001                 250          263
Noranda, Inc.                                               8.625%             7/15/2002                 500          515
Province of Ontario                                          7.75%              6/4/2002                 550          573
Province of Ontario                                          8.00%            10/17/2001               5,360        5,573
Pemex Finance Ltd.                                          6.125%            11/15/2003               1,150        1,143
Petro Geo-Services                                           6.25%            11/19/2003               3,000        2,912
Pohang Iron & Steel Co. Ltd.                                7.125%             7/15/2004               1,000          952
Province of Saskatchewan                                    6.625%             7/15/2003               4,500        4,528
Telecomunicaciones de Puerto Rico                            6.15%             5/15/2002               3,200        3,152
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $40,421)                                                                                                  39,992
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.5%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $14,284)                                            4.87%              7/1/1999              14,284       14,284
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $947,190)                                                                                                936,653
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               46,029
Payables for Investment Securities Purchased                                                                      (42,971)
Other Liabilities                                                                                                  (3,022)
                                                                                                                 ---------
                                                                                                                       36
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 95,020,123 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $936,689
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.86
==========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $946,481        $9.96
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains                                                                          745          .01
 Unrealized Depreciation--Note E                                                                     (10,537)        (.11)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $936,689        $9.86
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                           COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.4%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (45.8%)
U.S. Treasury Bond                                          10.00%             5/15/2010            $ 12,765   $   15,228
U.S. Treasury Bond                                         10.375%            11/15/2012              22,865       29,151
U.S. Treasury Bond                                          10.75%             8/15/2005              22,490       28,007
U.S. Treasury Bond                                          12.75%            11/15/2010              44,450       60,009
U.S. Treasury Note                                          6.125%             8/15/2007             101,475      102,663
U.S. Treasury Note                                           6.50%             8/15/2005              26,400       27,268
U.S. Treasury Note                                           7.00%             7/15/2006             175,300      185,899
U.S. Treasury Note                                           7.50%             2/15/2005               1,800        1,942
U.S. Treasury Note                                          7.875%            11/15/2004             151,800      165,960
                                                                                                               -----------
                                                                                                                  616,127
                                                                                                               -----------
AGENCY BONDS & NOTES (13.6%)
Federal Home Loan Bank                                       5.79%             4/27/2009              10,000        9,405
Federal Home Loan Bank                                       5.80%              9/2/2008              16,700       15,865
Federal Home Loan Bank                                      5.865%              9/2/2008              10,000        9,524
Federal Home Loan Bank                                       5.88%            11/25/2008               5,000        4,731
Federal Home Loan Bank                                      5.925%              4/9/2008               4,000        3,832
Federal Home Loan Mortgage Corp.                             6.13%             2/12/2009               7,000        6,637
Federal Home Loan Mortgage Corp.                             6.45%             4/29/2009              25,000       24,096
Federal National Mortgage Assn.                              5.64%            12/10/2008              10,380        9,676
Federal National Mortgage Assn.                              6.09%             2/20/2009              10,000        9,460
Federal National Mortgage Assn.                              6.18%             2/19/2009               3,000        2,854
Federal National Mortgage Assn.                              6.19%              7/7/2008               4,325        4,175
Federal National Mortgage Assn.                              6.40%             5/14/2009              20,000       19,357
Federal National Mortgage Assn.                              6.52%              3/5/2008              19,075       18,646
Federal National Mortgage Assn.                              6.57%             8/22/2007              10,000       10,066
Federal National Mortgage Assn.                              6.58%             8/20/2007              28,000       28,203
Federal National Mortgage Assn.                              6.59%             9/17/2007               7,000        7,055
                                                                                                               -----------
                                                                                                                  183,582
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $809,061)                                                                                                799,709
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (31.6%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.8%)
California Infrastructure & Econ. Dev. Bank
   SP Trust PG&E                                             6.38%             9/25/2008 (1)           5,500        5,484
California Infrastructure & Econ. Dev. Bank
   SP Trust PG&E-1                                           6.42%             9/25/2008 (1)           2,400        2,398
Citibank Credit Card Master Trust                           5.875%             3/10/2011 (1)           7,500        7,076
PECO Energy Transition Trust                                 6.05%              3/1/2009 (1)           9,000        8,613
                                                                                                               -----------
                                                                                                                   23,571
                                                                                                               -----------
FINANCE (10.9%)
Associates Corp.                                             7.75%             2/15/2005               4,300        4,522
BankAmerica Corp.                                            6.20%             2/15/2006               1,600        1,531
BankAmerica Corp.                                           7.125%              5/1/2006               1,750        1,755
BankAmerica Corp.                                           7.625%             6/15/2004                 450          466
Bear, Stearns & Co., Inc.                                    6.75%            12/15/2007               3,000        2,904
Bradley Operating LP                                         7.00%            11/15/2004               2,000        1,933
CNA Financial Corp.                                          6.50%             4/15/2005               2,000        1,936
The Chase Manhattan Corp.                                    6.00%             11/1/2005               3,800        3,634
The Chase Manhattan Corp.                                   6.375%              4/1/2008               3,500        3,342
The Chase Manhattan Corp.                                    6.50%              8/1/2005               1,200        1,179
The Chase Manhattan Corp.                                   7.125%              2/1/2007               1,650        1,659
Chemical Bank Corp.                                         6.125%             11/1/2008                 500          468
Commercial Credit Corp.                                     7.875%             7/15/2004               2,000        2,090
CoreStates Capital Corp.                                    6.625%             3/15/2005               2,400        2,365
Equitable Companies Inc.                                     6.50%              4/1/2008               2,000        1,934
First Chicago Corp.                                         6.375%             1/30/2009               5,000        4,760
Fleet Financial Group, Inc.                                 7.125%             4/15/2006               1,300        1,297

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                           COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Fleet/Norstar Group                                         8.125%              7/1/2004            $    900   $      948
Ford Motor Credit Co.                                        5.80%             1/12/2009              10,000        9,136
Ford Motor Credit Co.                                        7.75%             3/15/2005                 115          120
General Electric Capital Corp.                               8.85%              3/1/2007               5,000        5,631
General Motors Acceptance Corp.                             6.125%             1/22/2008               5,000        4,727
Household Finance Corp.                                      6.40%             6/17/2008               3,785        3,585
Household Finance Corp.                                      7.65%             5/15/2007               1,000        1,029
Lehman Brothers Holdings Inc.                               6.625%              2/5/2006               1,325        1,264
Lehman Brothers Holdings Inc.                               6.625%             2/15/2008               2,850        2,671
Lehman Brothers Holdings Inc.                                7.20%             8/15/2009               1,500        1,457
Lehman Brothers Holdings Inc.                               7.375%             1/15/2007               5,000        4,933
Lehman Brothers Holdings Inc.                               7.625%              6/1/2006               1,100        1,115
Liberty Financial Co.                                        6.75%            11/15/2008               3,000        2,887
Mack-Cali Realty                                             7.25%             3/15/2009               2,000        1,898
Mellon Bank NA                                               6.50%              8/1/2005               3,000        2,963
Merrill Lynch & Co., Inc.                                    6.00%             2/17/2009              10,000        9,221
Merrill Lynch & Co., Inc.                                    6.55%              8/1/2004                 100           99
Morgan Stanley, Dean Witter Discover & Co.                  6.875%              3/1/2007               3,000        2,984
NAC Re Corp.                                                 7.15%            11/15/2005               2,500        2,486
National Rural Utilities                                     6.42%              5/1/2008               3,000        2,925
NationsBank Corp.                                            6.50%             3/15/2006               5,900        5,722
NationsBank Corp.                                           6.875%             2/15/2005                 420          421
NationsBank Corp.                                            7.75%             8/15/2004                 500          521
Orion Capital Corp.                                          7.25%             7/15/2005                 800          777
Prudential Insurance Co. of America                         6.375%             7/23/2006               2,000        1,930
Realty Income Corp.                                          7.75%              5/6/2007               2,000        1,914
Reckson Operating Partnership LP                             7.75%             3/15/2009               1,800        1,733
Republic New York Corp.                                      7.75%             5/15/2009               2,400        2,498
Salomon Smith Barney Holdings Inc.                          6.875%             6/15/2005               3,300        3,288
Simon DeBartolo Group, Inc.                                  6.75%             7/15/2004               4,000        3,868
SunTrust Banks, Inc.                                         6.25%              6/1/2008               3,000        2,854
SunTrust Banks, Inc.                                        7.375%              7/1/2006               2,400        2,454
Susa Partnership LP                                          7.00%             12/1/2007               3,000        2,791
U.S. Bank NA                                                 5.70%            12/15/2008               2,000        1,816
U.S. Bank NA                                                 6.30%             7/15/2008               5,000        4,752
Wachovia Corp.                                              5.625%            12/15/2008               1,600        1,453
Wachovia Corp.                                               6.25%              8/4/2008               5,400        5,141
Wells Fargo & Co.                                           6.875%              4/1/2006               3,000        2,976
                                                                                                               -----------
                                                                                                                  146,763
                                                                                                               -----------
INDUSTRIAL (13.3%)
Allied Signal Inc.                                           6.20%              2/1/2008               3,700        3,520
Anheuser-Busch Cos., Inc.                                    7.10%             6/15/2007               3,400        3,438
Applied Materials, Inc.                                      8.00%              9/1/2004                 150          156
Baker Hughes Inc.                                            6.25%             1/15/2009               7,500        7,107
C.R. Bard, Inc.                                              6.70%             12/1/2026               2,300        2,247
Borg-Warner Automotive                                       6.50%             2/15/2009               6,000        5,679
Burlington Northern Santa Fe Corp.                          6.375%            12/15/2005               3,000        2,923
Burlington Northern Santa Fe Corp.                           9.25%             10/1/2006               1,000        1,122
CSX Corp.                                                    9.00%             8/15/2006               2,600        2,841
Caterpillar, Inc.                                            9.00%             4/15/2006                 600          667
Caterpillar, Inc.                                           9.375%             8/15/2011               1,550        1,824
Champion Enterprises Inc.                                   7.625%             5/15/2009               2,500        2,372
Comcast Cablevision                                         8.375%              5/1/2007               4,500        4,802
Conoco Inc.                                                  6.35%             4/15/2009              10,000        9,547
Continental Airlines P/T Trust                               6.41%            10/15/2008 (1)           1,672        1,617
Continental Airlines P/T Trust                              6.648%             3/15/2019               2,385        2,259
Delta Airlines, Inc. (Equipment Trust Certificates)          8.54%              1/2/2007 (1)             449          467
Dillard's Inc.                                              6.625%            11/15/2008               3,000        2,842
Dillard's Inc.                                              7.375%              6/1/2006               2,100        2,092
First Data Corp.                                            6.375%            12/15/2007               3,500        3,370
Harrahs Operating Co., Inc.                                  7.50%             1/15/2009               5,000        4,857
International Business Machines Corp.                        6.45%              8/1/2007               4,000        3,977

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
International Paper Co.                                     7.875%              8/1/2006            $     35     $     36
Kroger Co.                                                   7.65%             4/15/2007                 530          545
Kroger Co.                                                   8.15%             7/15/2006               3,800        3,995
Lafarge Corp.                                               6.375%             7/15/2005               4,500        4,384
Lockheed Martin Corp.                                        7.70%             6/15/2008               3,800        3,895
Monsanto Co.                                                 5.75%             12/1/2005               6,000        5,668
Philip Morris Cos., Inc.                                     7.00%             7/15/2005               2,200        2,196
News America Holdings Inc.                                   8.50%             2/15/2005               2,400        2,533
Norfolk Southern Corp.                                       7.40%             9/15/2006               4,545        4,624
Northrop Grumman Corp.                                       7.00%              3/1/2006               3,500        3,388
Occidental Petroleum Corp.                                   8.50%             9/15/2004               3,000        3,015
Praxair, Inc.                                                6.90%             11/1/2006               3,900        3,842
Raytheon Co.                                                 6.75%             8/15/2007               8,100        7,974
Rohm & Haas Co.                                              7.40%             7/15/2009               7,000        6,998
Safeway Inc.                                                 6.85%             9/15/2004               3,500        3,511
Safeway Inc.                                                 7.00%             9/15/2007               2,700        2,696
Sears, Roebuck & Co. Acceptance Corp.                       6.125%             1/15/2006                 150          143
Sears, Roebuck & Co. Acceptance Corp.                        6.75%             9/15/2005               3,000        2,961
TCI Communications, Inc.                                     7.25%              8/1/2005               5,685        5,787
Texaco Capital Corp.                                         5.70%             12/1/2008               5,000        4,651
Texas Instruments Inc.                                      6.125%              2/1/2006               3,100        2,994
Time Warner Inc.                                             7.48%             1/15/2008               2,050        2,084
Time Warner Inc.                                             7.75%             6/15/2005               6,500        6,717
Time Warner Inc.                                             8.18%             8/15/2007               2,250        2,382
Tosco Corp.                                                  7.25%              1/1/2007               3,000        2,996
USA Waste Services Inc.                                     7.125%             10/1/2007               5,500        5,520
Union Carbide Corp.                                          6.70%              4/1/2009               7,000        6,714
Union Pacific Corp.                                          6.40%              2/1/2006               2,465        2,356
Union Pacific Corp.                                          7.60%              5/1/2005               3,200        3,274
WMX Technologies Inc.                                        7.00%            10/15/2006               2,000        2,004
Whirlpool Corp.                                              9.10%              2/1/2008                  60           67
                                                                                                               -----------
                                                                                                                  179,676
                                                                                                               -----------
UTILITIES (5.6%)
Ameritech Capital Funding                                    6.15%             1/15/2008               6,000        5,735
CMS Panhandle Holding Co.                                    6.50%             7/15/2009               7,000        6,606
Coastal Corp.                                               6.375%              2/1/2009               5,000        4,697
El Paso Energy Corp.                                         6.75%             5/15/2009               6,000        5,745
Enron Corp.                                                 6.875%            10/15/2007               1,500        1,478
Enron Corp.                                                 7.125%             5/15/2007               2,546        2,532
Enron Corp.                                                 7.625%             9/10/2004               1,000        1,030
GTE Northwest Inc.                                           5.55%            10/15/2008               3,000        2,725
GTE South Inc.                                              6.125%             6/15/2007               2,000        1,911
HNG Internorth                                              9.625%             3/15/2006               2,000        2,246
KN Energy Inc.                                               6.65%              3/1/2005               6,000        5,679
MCI Communications Corp.                                     6.50%             4/15/2010               2,150        2,063
MCI Communications Corp.                                     7.50%             8/20/2004               3,250        3,346
National Rural Utility Co.                                   6.20%              2/1/2008               4,850        4,662
New York Telephone Co.                                      6.125%             1/15/2010               5,500        5,195
Pacific Bell Telephone Co.                                   7.00%             7/15/2004               3,175        3,244
PP&L Resources Inc.                                          6.55%              3/1/2006               1,325        1,306
Southern California Edison Co.                              6.375%             1/15/2006               3,000        2,955
Southwestern Bell Telephone Co.                             6.625%             7/15/2007               6,000        5,942
Texaco Capital Inc.                                          5.50%             1/15/2009               3,000        2,739
Texas Utility Co.                                            7.17%              8/1/2007               3,500        3,555
Union Electric Power Co.                                     6.75%              5/1/2008                 120          119
                                                                                                               -----------
                                                                                                                   75,510
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $440,829)                                                                                                425,520
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                           COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(7.1%)
--------------------------------------------------------------------------------------------------------------------------
Ahold Finance USA Inc.                                       6.25%              5/1/2009            $  8,000   $    7,544
Province of British Columbia                                5.375%            10/29/2008               7,000        6,368
Republic of Chile                                           6.875%             4/28/2009               5,000        4,698
Embotelladora Andina SA                                     7.875%             10/1/2097               1,000          751
Falconbridge Ltd.                                            7.35%             11/1/2006               1,500        1,417
Republic of Finland                                         7.875%             7/28/2004               3,500        3,744
Grand Metropolitan Investment Corp.                          9.00%             8/15/2011               3,000        3,494
Israel Electric Corp.                                        7.75%              3/1/2009               2,250        2,233
Korea Development Bank                                       6.75%             12/1/2005               2,000        1,885
Korea Electric Power                                         7.00%              2/1/2007               8,920        8,201
Korea Electric Power                                         7.75%              4/1/2013               1,500        1,397
National Australia Bank                                      6.60%            12/10/2007               4,100        3,968
New Zealand Government                                       8.75%            12/15/2006                 325          363
New Zealand Government                                     10.625%            11/15/2005                 600          722
Noranda, Inc.                                                7.00%             7/15/2005               3,000        2,872
Noranda, Inc.                                               8.125%             6/15/2004               1,000        1,021
Province of Ontario                                         7.625%             6/22/2004               5,000        5,230
Petro Geo-Services                                          6.625%             3/30/2008               5,325        5,027
Petro Geo-Services                                           7.50%             3/31/2007               1,500        1,500
Pohang Iron & Steel Co. Ltd.                                7.375%             5/15/2005               5,000        4,780
The State of Qatar                                           9.50%             5/21/2009               2,100        2,124
Province of Quebec                                           5.75%             2/15/2009              10,000        9,193
Province of Saskatchewan                                    7.125%             3/15/2008                 600          616
Province of Saskatchewan                                     8.00%             7/15/2004               3,900        4,153
Swiss Bank Corp.                                             6.75%             7/15/2005               2,000        1,966
TPSA Finance BV                                              7.75%            12/10/2008               6,045        5,863
Telecomunicaciones de Puerto Rico                            6.65%             5/15/2006               2,400        2,300
Toronto-Dominion Bank                                        6.50%             8/15/2008               3,000        2,931
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $99,957)                                                                                                  96,361
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                       4.87%              7/1/1999              21,605       21,605
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                         4.96%-4.98%              7/1/1999              34,612       34,612
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $56,217)                                                                                                  56,217
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%)
   (COST $1,406,064)                                                                                            1,377,807
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   54,943
Payables for Investment Securities Purchased                                                                      (47,831)
Other Liabilities--Note F                                                                                         (38,359)
                                                                                                               -----------
                                                                                                                  (31,247)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 137,009,336 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,346,560
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.83
==========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,388,052       $10.13
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                     (13,235)        (.10)
 Unrealized Depreciation--Note E                                                                     (28,257)        (.20)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,346,560        $9.83
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (64.1%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (61.3%)
U.S. Treasury Bond                                          7.125%             2/15/2023             $ 9,875     $ 10,925
U.S. Treasury Bond                                          7.625%            11/15/2022               9,450       11,008
U.S. Treasury Bond                                           8.00%            11/15/2021              19,045       22,928
U.S. Treasury Bond                                          8.125%   8/15/2019-8/15/2021              56,400       68,359
U.S. Treasury Bond                                           8.50%             2/15/2020               8,895       11,133
U.S. Treasury Bond                                           8.75%   5/15/2017-8/15/2020               5,540        7,110
U.S. Treasury Bond                                          8.875%   8/15/2017-2/15/2019              14,725       18,810
U.S. Treasury Bond                                         10.375% 11/15/2009-11/15/2012              11,565       14,531
U.S. Treasury Bond                                          12.75%            11/15/2010               1,900        2,565
U.S. Treasury Bond                                          13.25%             5/15/2014                 975        1,480
                                                                                                               -----------
                                                                                                                  168,849
                                                                                                               -----------
AGENCY BONDS & NOTES (2.8%)
Federal National Mortgage Assn.                              5.83%            11/26/2027               1,000          888
Federal National Mortgage Assn.                              6.08%              9/1/2028               3,000        2,757
Tennessee Valley Authority                                   6.25%            12/15/2017               1,100        1,063
Tennessee Valley Authority                                  6.875%            12/15/2043               3,000        2,854
                                                                                                               -----------
                                                                                                                    7,562
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $180,577)                                                                                                176,411
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (29.1%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITY (0.2%)
Premier Auto Trust                                           5.69%              6/8/2002 (1)             400          400
                                                                                                               -----------
FINANCE (6.1%)
Bank of New York Capital I                                   7.97%            12/31/2026                 375          377
BT Capital Trust B                                           7.90%             1/15/2027                 200          195
CIGNA Corp.                                                 7.875%             5/15/2027                 175          178
CIGNA Corp.                                                  8.30%             1/15/2033                 500          527
Chase Capital I                                              7.67%             12/1/2026                 400          388
Citicorp Capital II                                         8.015%             2/15/2027                 450          449
Dean Witter, Discover & Co.                                  6.75%            10/15/2013                 200          192
Equitable Companies Inc.                                     7.00%              4/1/2028                 200          190
First Chicago Corp.                                         9.875%              7/1/1999                 600          600
Fleet Capital Trust II                                       7.92%            12/11/2026                 400          395
Ford Motor Credit Co.                                       6.375%              2/1/2029               1,500        1,304
General Electric Capital Corp.                               6.90%             9/15/2015               1,000        1,003
Household Finance Corp.                                      6.45%              2/1/2009                  70           66
International Lease Finance Corp.                            6.30%             11/1/1999                 600          602
Lehman Brothers Holdings Inc.                                7.20%             8/15/2009                 835          811
Liberty Financial Co.                                        6.75%            11/15/2008               1,000          962
Mellon Capital II                                           7.995%             1/15/2027               2,100        2,113
Merrill Lynch & Co., Inc.                                   6.875%            11/15/2018               1,250        1,167
NB Capital Trust IV                                          8.25%             4/15/2027                 400          409
NationsBank Corp.                                            7.25%            10/15/2025                 375          362
Norwest Corp.                                                6.65%            10/15/2023                  60           55
Progressive Corp.                                           6.625%              3/1/2029               1,000          909
Security Capital Pacific Trust                               8.05%              4/1/2017                 200          186
Spieker Properties Inc.                                      7.50%             10/1/2027                 300          274
Summit Properties Inc.                                       7.20%             8/15/2007                 550          516
Suntrust Capital                                             7.90%             6/15/2027                 750          747
Susa Partnership LP                                          7.50%             12/1/2027                 400          350
Travelers/Aetna Property Casualty Corp.                      7.75%             4/15/2026                 275          283
U.S. Bancorp                                                 8.27%            12/15/2026                 750          772
Wells Fargo Capital I                                        7.96%            12/15/2026                 400          401
                                                                                                               -----------
                                                                                                                   16,783
                                                                                                               -----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (17.0%)
Anadarko Petroleum Corp.                                     7.20%             3/15/2029            $  2,000     $  1,873
Anheuser-Busch Cos., Inc.                                    6.75%            12/15/2027                 250          237
Anheuser-Busch Cos., Inc.                                   7.125%              7/1/2017                 600          588
Archer-Daniels-Midland Co.                                  8.875%             4/15/2011                  80           92
Auburn Hills                                                12.00%              5/1/2020                 260          398
Baker Hughes Inc.                                           6.875%             1/15/2029               1,500        1,391
C.R. Bard, Inc.                                              6.70%             12/1/2026                 500          488
Bayer Corp.                                                  6.65%             2/15/2028                 500          465
The Boeing Co.                                              6.625%             2/15/2038                 700          626
Borg-Warner Automotive                                      7.125%             2/15/2029               2,000        1,854
Burlington Northern Santa Fe Corp.                           6.75%             3/15/2029               1,000          913
Burlington Northern Santa Fe Corp.                          6.875%             2/15/2016                 300          285
Burlington Northern Santa Fe Corp.                           7.00%            12/15/2025                 800          756
Burlington Northern Santa Fe Corp.                           7.25%              8/1/2097                 250          239
CSX Corp.                                                    8.10%             9/15/2022                 600          629
CSX Corp.                                                   8.625%             5/15/2022               1,025        1,132
Caterpillar, Inc.                                           7.375%              3/1/2097                  50           48
Caterpillar, Inc.                                           9.375%             8/15/2011                 450          530
Champion Enterprises Inc.                                   7.625%             5/15/2009                 500          475
Chrysler Corp.                                               7.45%              2/1/2097                 225          222
Comcast Cablevision                                         8.875%              5/1/2017                 500          562
Conoco Inc.                                                  6.95%             4/15/2029               2,000        1,866
Continental Airlines P/T Trust                              6.648%             3/15/2019                 465          441
Dayton Hudson Corp.                                          6.65%              8/1/2028                 500          458
Dayton Hudson Corp.                                          6.75%              1/1/2028                 750          696
Deere & Co.                                                  8.50%              1/9/2022                 115          128
Dillard's Inc.                                               7.75%             5/15/2027                 750          741
The Walt Disney Co.                                          7.55%             7/15/2093                 975          983
Eastman Chemical Co.                                         7.25%             1/15/2024                 250          235
Eastman Chemical Co.                                         7.60%              2/1/2027                 150          147
Federated Department Stores, Inc.                            7.00%             2/15/2028                 400          373
Federated Department Stores, Inc.                            7.45%             7/15/2017                 900          897
Ford Capital BV                                              9.50%              6/1/2010                 180          210
Ford Motor Co.                                               8.90%             1/15/2032               1,000        1,164
Ford Motor Co.                                               9.98%             2/15/2047                 100          131
International Business Machines Corp.                        6.50%             1/15/2028                 350          324
International Business Machines Corp.                       7.125%             12/1/2096                 500          481
International Paper Co.                                     6.875%             4/15/2029               2,000        1,837
Lucent Technologies, Inc.                                    6.50%             1/15/2028                 500          463
May Department Stores Co.                                    6.70%             9/15/2028               1,375        1,284
May Department Stores Co.                                    9.75%             2/15/2021                  40           49
Mobil Corp.                                                 7.625%             2/23/2033                 230          228
Monsanto Co.                                                 6.60%             12/1/2028               1,000          888
News America Holdings Inc.                                   8.00%            10/17/2016                 750          752
News America Holdings Inc.                                   9.25%              2/1/2013               1,500        1,685
Norfolk Southern Corp.                                       7.70%             5/15/2017                 400          410
Norfolk Southern Corp.                                       7.80%             5/15/2027                 325          336
Norfolk Southern Corp.                                       7.90%             5/15/2097                 100          101
Northrop Grumman Corp.                                      9.375%            10/15/2024                 400          437
Phillips Petroleum Co.                                       8.49%              1/1/2023                 900          944
Raytheon Co.                                                 6.75%             3/15/2018                 800          751
Raytheon Co.                                                 7.00%             11/1/2028                 400          380
Rohm & Haas Co.                                              7.85%             7/15/2009               1,750        1,749
Rohm & Haas Co.                                              9.80%             4/15/2020 (1)             550          650
Sears, Roebuck & Co.                                        9.375%             11/1/2011                 395          457
Tele-Communications, Inc.                                   9.875%             6/15/2022                 500          643
TCI Communications, Inc.                                    7.875%              8/1/2013               1,000        1,059
Texaco Capital Corp.                                        8.875%              9/1/2021                 155          183
Time Warner Entertainment                                   8.375%             3/15/2023               1,650        1,795

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Time Warner Inc.                                             7.57%              2/1/2024              $  500     $    497
Tosco Corp.                                                  7.80%              1/1/2027                 350          352
Tyco International Group SA                                 6.875%             1/15/2029               1,500        1,366
USA Waste Services Inc.                                      7.00%             7/15/2028                 300          279
USA Waste Services Inc.                                     7.125%            12/15/2017               1,150        1,109
Union Carbide Corp.                                          7.75%             10/1/2096                 150          145
Union Carbide Corp.                                         7.875%              4/1/2023                 220          223
Union Pacific Corp.                                         6.625%              2/1/2029               1,250        1,097
Union Pacific Corp.                                          7.00%              2/1/2016                 550          520
Union Pacific Corp.                                         8.625%             5/15/2022                  35           37
United Technologies Corp.                                    6.70%              8/1/2028                 500          468
United Technologies Corp.                                   8.875%            11/15/2019                 545          639
                                                                                                               -----------
                                                                                                                   46,891
                                                                                                               -----------
UTILITIES (5.8%)
AT&T Corp.                                                   8.35%             1/15/2025                 300          313
Arizona Public Service Co.                                   7.25%              8/1/2023                 200          190
CMS Panhandle Holding Co.                                    7.00%             7/15/2029               1,500        1,372
Coastal Corp.                                                7.42%             2/15/2037                 700          681
Coastal Corp.                                                7.75%            10/15/2035                 400          400
Coastal Corp.                                               9.625%             5/15/2012                 300          359
Commonwealth Edison                                          7.50%              7/1/2013                 750          786
GTE Corp.                                                    8.75%             11/1/2021                 900        1,049
Illinois Power Co.                                           7.50%             7/15/2025                 300          284
MCI Communications Corp.                                     6.50%             4/15/2010                 625          600
MCI Communications Corp.                                     7.75%             3/23/2025                 250          245
Michigan Bell Telephone Co.                                  7.50%             2/15/2023               1,040        1,013
New England Telephone & Telegraph Co.                       6.875%             10/1/2023                 110          102
New England Telephone & Telegraph Co.                       7.875%            11/15/2029                 600          640
New England Telephone & Telegraph Co.                        9.00%              8/1/2031                 250          275
New York Telephone Co.                                      6.125%             1/15/2010               1,000          945
Pacific Gas & Electric Co.                                   8.25%             11/1/2022               1,000        1,033
Southern California Edison Co.                               6.75%             1/15/2000                 500          502
Southwestern Bell Telephone Co.                              7.25%             7/15/2025                 450          433
Southwestern Bell Telephone Co.                             7.625%              3/1/2023                  45           45
Sprint Capital Corp.                                        6.875%            11/15/2028               1,250        1,140
Texas Utilities Co.                                         7.875%              3/1/2023               1,090        1,094
Texas Utilities Co.                                          8.75%             11/1/2023                  50           53
U S WEST Communications Group                                7.25%             9/15/2025               1,000          967
Virginia Electric & Power Co.                                6.75%             10/1/2023               1,000          920
Wisconsin Electric Power Co.                                 7.70%            12/15/2027                  75           73
Worldcom Inc.                                                6.95%             8/15/2028                 500          474
                                                                                                               -----------
                                                                                                                   15,988
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $84,514)                                                                                                  80,062
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(5.1%)
--------------------------------------------------------------------------------------------------------------------------
Ahold Finance USA Inc.                                      6.875%              5/1/2029               1,500        1,399
Canadian National Railway Co.                                6.80%             7/15/2018                 725          682
Canadian National Railway Co.                                6.90%             7/15/2028                 400          372
Embotelladora Andina SA                                     7.875%             10/1/2097                 300          225
Grand Metropolitan Investment Corp.                          9.00%             8/15/2011                  75           87
Inter-American Development Bank                             7.125%             3/15/2023                  25           25
Inter-American Development Bank                              8.50%             3/15/2011                 110          128
International Bank for Reconstruction & Development          9.25%             7/15/2017                 135          174
KFW International Finance, Inc.                              7.20%             3/15/2014                 600          627
Korean Development Bank                                     7.125%             4/22/2004                 800          783
Korea Electric Power                                         7.00%              2/1/2007                 175          161
Korea Electric Power                                         7.75%              4/1/2013                 400          372
Province of Manitoba                                         9.25%              4/1/2020                 485          605
Province of New Brunswick                                    8.75%              5/1/2022                 800          965

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                            COUPON                  DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Province of New Brunswick                                    9.75%             5/15/2020            $    500     $    650
Province of Newfoundland                                     9.00%              6/1/2019                 300          352
Province of Newfoundland                                    10.00%             12/1/2020                 750          964
Northern Telecom Ltd.                                       6.875%              9/1/2023                 250          242
Petro-Canada                                                 9.25%            10/15/2021                 300          348
Petro Geo-Services                                          7.125%             3/30/2028                 625          565
Province of Quebec                                          7.125%              2/9/2024               2,000        1,961
Province of Saskatchewan                                    7.375%             7/15/2013                 600          627
Swiss Bank Corp.                                             7.00%            10/15/2015                 750          711
Swiss Bank Corp.                                            7.375%             7/15/2015                 750          735
Swiss Bank Corp.-New York                                   7.375%             6/15/2017                 300          293
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $14,680)                                                                                                  14,053
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $646)                                               4.87%              7/1/1999                 646          646
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
   (COST $280,417)                                                                                                271,172
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.5%)                                                                            4,129
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 26,743,032 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $275,301
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.29
==========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                              $271,172
Other Assets--Note B                                                                                               14,447
                                                                                                               -----------
   Total Assets                                                                                                   285,619
                                                                                                               -----------
LIABILITIES
Payables for Investment Securities Purchased                                                                      (8,741)
Other Liabilities                                                                                                 (1,577)
                                                                                                               -----------
   Total Liabilities                                                                                             (10,318)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                      $275,301
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $286,857       $10.73
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                      (2,311)        (.09)
 Unrealized Depreciation--Note E                                                                      (9,245)        (.35)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $275,301       $10.29
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL BOND         SHORT-TERM      INTERMEDIATE-         LONG-TERM
                                                    MARKET INDEX         BOND INDEX    TERM BOND INDEX        BOND INDEX
                                                            FUND               FUND               FUND              FUND
                                                    ---------------------------------------------------------------------
                                                                        SIX MONTHS ENDED JUNE 30, 1999
                                                    ---------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                            $342,354            $22,323            $40,255          $  7,896
    Security Lending                                          95                 29                 18                --
                                                    ---------------------------------------------------------------------
        Total Income                                     342,449             22,352             40,273             7,896
                                                    ---------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                         635                 46                 71                14
        Management and Administrative                      2,501                324                501                 1
        Shareholder Account Maintenance(1)                 4,799                313                498               188
        Marketing and Distribution(1)                      1,209                 88                124                24
    Custodian Fees                                           120                 17                 18                10
    Auditing Fees                                              7                  4                  4                 4
    Shareholders' Reports(1)                                 287                 15                 25                 9
    Trustees' Fees and Expenses                                8                  1                  1                --
                                                    ---------------------------------------------------------------------
        Total Expenses                                     9,566                808              1,242               250
        Expenses Paid Indirectly--Note D                      (1)                --                 (4)               (2)
                                                    ---------------------------------------------------------------------
        Net Expenses                                       9,565                808              1,238               248
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    332,884             21,544             39,035             7,648
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
    SECURITIES SOLD                                      (15,610)               834            (13,097)           (2,294)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES             (472,135)           (17,577)           (64,323)          (21,215)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                          $(154,861)            $4,801           $(38,385)         $(15,861)
=========================================================================================================================

(1)Expenses of the Total Bond Market Index Fund by class of shares are:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                (000)
                                                                         ------------------------------------------------
                                                                           INVESTOR      INSTITUTIONAL
                                                                             SHARES             SHARES             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                          $4,577             $  222            $4,799
    Marketing and Distribution                                                  921                288             1,209
    Shareholders' Reports                                                       265                 22               287
                                                                         ------------------------------------------------
Total Class-Specific Expenses                                                 5,763                532             6,295
All Other Fund Expenses                                                       2,471                800             3,271
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               $8,234             $1,332            $9,566
=========================================================================================================================
See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL BOND MARKET INDEX FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       JUN. 30, 1999       DEC. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $   332,884         $   502,763
    Realized Net Gain (Loss)                                                                 (15,610)             65,401
    Change in Unrealized Appreciation (Depreciation)                                        (472,135)            101,026
                                                                                       ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                     (154,861)            669,190
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                     (250,491)           (385,446)
        Institutional Shares                                                                 (82,393)           (117,317)
    Realized Capital Gain
        Investor Shares                                                                      (12,420)            (28,406)
        Institutional Shares                                                                  (3,923)             (8,371)
                                                                                       ----------------------------------
            Total Distributions                                                             (349,227)           (539,540)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                 2,177,389           3,417,802
    Issued in Lieu of Cash Distributions                                                     238,127             373,724
    Redeemed                                                                              (1,012,758)         (1,255,551)
                                                                                       ----------------------------------
        Net Increase--Investor Shares                                                      1,402,758           2,535,975
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                   710,176           1,101,619
    Issued in Lieu of Cash Distributions                                                      74,419             105,038
    Redeemed                                                                                (201,234)           (371,701)
                                                                                       ----------------------------------
        Net Increase--Institutional Shares                                                   583,361             834,956
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                         1,482,031           3,500,581
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                   10,258,025           6,757,444
                                                                                       ----------------------------------
    End of Period                                                                        $11,740,056         $10,258,025
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                   216,386             334,291
    Issued in Lieu of Cash Distributions                                                      23,751              36,562
    Redeemed                                                                                (100,738)           (122,914)
                                                                                       ----------------------------------
        Net Increase in Shares Outstanding                                                   139,399             247,939
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                    70,765             107,590
    Issued in Lieu of Cash Distributions                                                       7,424              10,275
    Redeemed                                                                                 (20,002)            (36,368)
                                                                                       ----------------------------------
        Net Increase in Shares Outstanding                                                    58,187              81,497
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM                       INTERMEDIATE-TERM
                                                            BOND INDEX FUND                      BOND INDEX FUND
                                                   --------------------------------      --------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   JUN. 30, 1999      DEC. 31, 1998      JUN. 30, 1999     DEC. 31, 1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $ 21,544           $ 32,590         $   39,035        $   55,640
    Realized Net Gain (Loss)                                 834              6,344            (13,097)           15,703
    Change in Unrealized Appreciation (Depreciation)     (17,577)             2,874            (64,323)           14,878
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      4,801             41,808            (38,385)           86,221
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (21,544)           (32,590)           (39,035)          (55,640)
    Realized Capital Gain                                 (2,740)            (4,414)            (4,239)           (7,583)
                                                      -------------------------------------------------------------------
        Total Distributions                              (24,284)           (37,004)           (43,274)          (63,223)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               367,164            374,881            438,083           527,923
    Issued in Lieu of Cash Distributions                  21,042             31,908             36,356            52,764
    Redeemed                                            (140,954)          (148,942)          (148,636)         (187,851)
                                                      -------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           247,252            257,847            325,803           392,836
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       227,769            262,651            244,144           415,834
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  708,920            446,269          1,102,416           686,582
                                                      -------------------------------------------------------------------
    End of Period                                       $936,689           $708,920         $1,346,560        $1,102,416
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                36,814             37,200             43,030            50,863
    Issued in Lieu of Cash Distributions                   2,114              3,165              3,597             5,067
    Redeemed                                             (14,125)           (14,760)           (14,761)          (18,083)
                                                      -------------------------------------------------------------------
        Net Increase in Shares Outstanding                24,803             25,605             31,866            37,847
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    LONG-TERM
                                                                                                 BOND INDEX FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       JUN. 30, 1999       DEC. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   $  7,648            $  8,682
    Realized Net Gain (Loss)                                                                  (2,294)              1,152
    Change in Unrealized Appreciation (Depreciation)                                         (21,215)              6,379
                                                                                       ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      (15,861)             16,213
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (7,648)             (8,682)
    Realized Capital Gain                                                                       (451)               (810)
                                                                                       ----------------------------------
        Total Distributions                                                                   (8,099)             (9,492)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   136,802             175,576
    Issued in Lieu of Cash Distributions                                                       7,038               8,099
    Redeemed                                                                                 (54,604)            (68,323)
                                                                                       ----------------------------------
        Net Increase from Capital Share Transactions                                          89,236             115,352
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            65,276             122,073
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                      210,025              87,952
                                                                                       ----------------------------------
    End of Period                                                                           $275,301            $210,025
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    12,610              15,843
    Issued in Lieu of Cash Distributions                                                         657                 727
    Redeemed                                                                                  (5,071)             (6,180)
                                                                                       ----------------------------------
        Net Increase in Shares Outstanding                                                     8,196              10,390
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30,  1999         1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.27       $10.09       $ 9.84      $10.14        $ 9.17       $10.06
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .304         .624         .645        .640          .650         .622
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.445)        .218         .250       (.300)         .970        (.888)
                                                  ------------------------------------------------------------------------
        Total from Investment Operations           (.141)        .842         .895        .340         1.620        (.266)
                                                  ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.304)       (.624)       (.645)      (.640)        (.650)       (.622)
    Distributions from Realized Capital Gains      (.015)       (.038)          --          --            --        (.002)
                                                  ------------------------------------------------------------------------
        Total Distributions                        (.319)       (.662)       (.645)      (.640)        (.650)       (.624)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 9.81       $10.27       $10.09      $ 9.84        $10.14       $ 9.17
==========================================================================================================================

TOTAL RETURN*                                     -1.41%        8.58%        9.44%       3.58%        18.18%       -2.66%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $8,787       $7,765       $5,129      $2,962        $2,405       $1,731
    Ratio of Total Expenses to
        Average Net Assets                        0.20%+        0.20%        0.20%       0.20%         0.20%        0.18%
    Ratio of Net Investment Income to
        Average Net Assets                        6.08%+        6.10%        6.54%       6.54%         6.66%        6.57%
    Portfolio Turnover Rate                         61%+        57%**          39%         39%           36%          33%
==========================================================================================================================

 *Total return figures do not reflect the annual account maintenance fee of $10. **Portfolio turnover rate excluding in-kind redemptions was 56%.
 +Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED     ----------------------------------    SEP. 18* TO
THROUGHOUT EACH PERIOD                                 JUNE 30, 1999         1998         1997         1996  DEC. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.27       $10.09       $ 9.84       $10.14         $ 9.87
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .308         .635         .655         .650           .174
    Net Realized and Unrealized Gain (Loss) on Investments     (.445)        .218         .250        (.300)          .270
                                                             --------------------------------------------------------------
        Total from Investment Operations                       (.137)        .853         .905         .350           .444
                                                             --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.308)       (.635)       (.655)       (.650)         (.174)
    Distributions from Realized Capital Gains                  (.015)       (.038)          --           --             --
                                                             --------------------------------------------------------------
        Total Distributions                                    (.323)       (.673)       (.655)       (.650)         (.174)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 9.81       $10.27       $10.09       $ 9.84         $10.14
===========================================================================================================================

TOTAL RETURN                                                  -1.36%        8.69%        9.55%        3.68%          4.53%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $2,953       $2,493       $1,628       $1,024           $413
    Ratio of Total Expenses to Average Net Assets            0.10%**        0.10%        0.10%        0.10%        0.10%**
    Ratio of Net Investment Income to Average Net Assets     6.18%**        6.21%        6.64%        6.66%        6.48%**
    Portfolio Turnover Rate                                    61%**         57%+          39%          39%            36%
===========================================================================================================================

 *Inception.
**Annualized.
 +Portfolio turnover rate excluding in-kind redemptions was 56%.

------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-TERM BOND INDEX FUND
                                                                      YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED       ----------------------------------------------    MAR. 1* TO
THROUGHOUT EACH PERIOD                 JUNE 30, 1999         1998         1997         1996         1995  DEC. 31, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.10       $10.00       $ 9.92       $10.07       $ 9.50         $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                       .263         .574         .597         .587         .623           .463
    Net Realized and Unrealized Gain (Loss)
        on Investments                         (.206)        .168         .080        (.146)        .570          (.500)
                                              --------------------------------------------------------------------------
        Total from Investment Operations        .057         .742         .677         .441        1.193          (.037)
                                              --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income       (.263)       (.574)       (.597)       (.587)       (.623)         (.463)
    Distributions from Realized Capital Gains  (.034)       (.068)          --        (.004)          --             --
                                              --------------------------------------------------------------------------
        Total Distributions                    (.297)       (.642)       (.597)       (.591)       (.623)         (.463)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $ 9.86       $10.10       $10.00       $ 9.92       $10.07         $ 9.50
=========================================================================================================================

TOTAL RETURN**                                 0.57%        7.63%        7.04%        4.55%       12.88%         -0.37%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $937         $709         $446         $328         $208            $77
    Ratio of Total Expenses to
        Average Net Assets                    0.20%+        0.20%        0.20%        0.20%        0.20%         0.18%+
    Ratio of Net Investment Income to
        Average Net Assets                    5.33%+        5.68%        6.03%        5.93%        6.28%         5.77%+
    Portfolio Turnover Rate                    122%+         112%          88%          65%          65%            53%
=========================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February
  28, 1994, during which time all assets were held in money market instruments. **Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE-TERM BOND INDEX FUND
                                                                       YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED       ---------------------------------------------     MAR. 1* TO
THROUGHOUT EACH PERIOD                 JUNE 30, 1999         1998         1997         1996         1995  DEC. 31, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $10.48       $10.20       $ 9.96       $10.37       $ 9.18         $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                       .317         .647         .661         .648         .661           .533
    Net Realized and Unrealized Gain (Loss)
        on Investments                         (.616)        .353         .240        (.406)       1.217          (.820)
                                              --------------------------------------------------------------------------
        Total from Investment Operations       (.299)       1.000         .901         .242        1.878          (.287)
                                              --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income       (.317)       (.647)       (.661)       (.648)       (.661)         (.533)
    Distributions from Realized Capital Gains  (.034)       (.073)          --        (.004)       (.027)            --
                                              --------------------------------------------------------------------------
        Total Distributions                    (.351)       (.720)       (.661)       (.652)       (.688)         (.533)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $ 9.83       $10.48       $10.20      $  9.96       $10.37         $ 9.18
========================================================================================================================

TOTAL RETURN**                                -2.90%       10.09%        9.41%        2.55%       21.07%         -2.88%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)      $1,347       $1,102         $687         $460         $346            $71
    Ratio of Total Expenses to
        Average Net Assets                    0.20%+        0.20%        0.20%        0.20%        0.20%         0.18%+
    Ratio of Net Investment Income to
        Average Net Assets                    6.30%+        6.23%        6.64%        6.54%        6.55%         6.88%+
    Portfolio Turnover Rate                    155%+          77%          56%          80%          71%            63%
=========================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February
  28, 1994, during which time all assets were held in money market instruments. **Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM BOND INDEX FUND
                                                                      YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED       ---------------------------------------------     MAR. 1* TO
THROUGHOUT EACH PERIOD                 JUNE 30, 1999         1998         1997         1996         1995  DEC. 31, 1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.32       $10.78       $10.08       $10.82       $ 8.96         $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                       .328         .666         .678         .674         .692           .586
    Net Realized and Unrealized Gain (Loss)
        on Investments                        (1.011)        .588         .700        (.731)       1.884         (1.040)
                                              --------------------------------------------------------------------------
        Total from Investment Operations       (.683)       1.254        1.378        (.057)       2.576          (.454)
                                              --------------------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income       (.328)       (.666)       (.678)       (.674)       (.692)         (.586)
    Distributions from Realized Capital Gains  (.019)       (.048)          --        (.009)       (.024)            --
                                              --------------------------------------------------------------------------
        Total Distributions                    (.347)       (.714)       (.678)       (.683)       (.716)         (.586)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $10.29       $11.32       $10.78       $10.08       $10.82         $ 8.96
========================================================================================================================

TOTAL RETURN**                                -6.12%       11.98%       14.30%       -0.26%       29.72%         -4.53%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Period (Millions)        $275         $210          $88          $44          $24             $9
    Ratio of Total Expenses to
        Average Net Assets                    0.20%+        0.20%        0.20%        0.20%        0.20%         0.18%+
    Ratio of Net Investment Income to
        Average Net Assets                    6.15%+        6.01%        6.66%        6.75%        6.90%         7.70%+
    Portfolio Turnover Rate                     67%+          57%          58%          46%          45%            70%
========================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February
  28, 1994, during which time all assets were held in money market instruments. **Total return figures do not reflect the annual account maintenance fee of $10.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each of the Vanguard Bond Index Funds, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

            -------------------------------------------------------------------------------------
                                             CAPITAL CONTRIBUTION   PERCENTAGE    PERCENTAGE OF
                                                  TO VANGUARD        OF FUND       VANGUARD'S
            INDEX FUND                               (000)          NET ASSETS    CAPITALIZATION
            -------------------------------------------------------------------------------------
            Total Bond Market                       $1,771             0.02%           2.5%
            Short-Term Bond                            140             0.02            0.2
            Intermediate-Term Bond                     203             0.02            0.3
            Long-Term Bond                              42             0.02            0.1
            -------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C.   The Total Bond Market Index Fund offers two classes of shares, the
Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the six months ended June 30, 1999, class-specific expenses represented an annual rate of 0.14% and 0.04% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

D. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 1999, custodian fee offset arrangements reduced expenses of the Total Bond Market Index Fund, Intermediate-Term Bond Index Fund and Long-Term Bond Index Fund by $1,000, $4,000, and $2,000, respectively.

E. During the six months ended June 30, 1999, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

            ---------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                         --------------------------------
            INDEX FUND                                                   PURCHASES               SALES
            ---------------------------------------------------------------------------------------------
            Total Bond Market                                            $1,273,182             $549,582
            Short-Term Bond                                                 122,884               50,487
            Intermediate-Term Bond                                          234,589              174,135
            Long-Term Bond                                                   57,816               13,910
            ---------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

            ----------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                         ---------------------------------
            INDEX FUND                                                   PURCHASES               SALES
            ----------------------------------------------------------------------------------------------
            Total Bond Market                                            $4,481,944            $2,758,059
            Short-Term Bond                                                 625,658               438,182
            Intermediate-Term Bond                                        1,028,569               778,340
            Long-Term Bond                                                  112,527                68,394
            ----------------------------------------------------------------------------------------------

At June 30, 1999, unrealized depreciation of investment securities for financial reporting and federal income tax purposes was:

            ------------------------------------------------------------------------------------------------
                                                                            (000)
                                                  ----------------------------------------------------------
                                                  APPRECIATED            DEPRECIATED         NET UNREALIZED
            INDEX FUND                            SECURITIES             SECURITIES           DEPRECIATION
            ------------------------------------------------------------------------------------------------
            Total Bond Market                        $56,865             $(220,246)             $(163,381)
            Short-Term Bond                              701               (11,238)               (10,537)
            Intermediate-Term Bond                     4,840               (33,097)               (28,257)
            Long-Term Bond                               474                (9,719)                (9,245)
            ------------------------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at June 30, 1999, and collateral received with respect to such loans, were:

            -------------------------------------------------------------------------------------------------
                                                                            (000)
                                                 ------------------------------------------------------------
                                                                                  COLLATERAL RECEIVED
                                                                           ----------------------------------
                                                 MARKET VALUE                                 MARKET VALUE
                                                   OF LOANED                                OF U.S. TREASURY
            INDEX FUND                            SECURITIES                CASH               SECURITIES
            -------------------------------------------------------------------------------------------------
            Total Bond Market                       $58,573                $19,375               $40,536
            Short-Term Bond                          46,393                     --                47,429
            Intermediate-Term Bond                   58,517                 34,612                25,095
            -------------------------------------------------------------------------------------------------

     Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

     We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
      "500" are Trademarks of the McGraw-Hill Companies, Inc. Frank Russell
        Company is the owner of Trademarks and Copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       Trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q842-8/24/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.